Exhibit 10.57

SALE AND SERVICING

AGREEMENT

among

UNITED AUTO CREDIT SECURITIZATION TRUST 2026-1,

Issuer,

UNITED AUTO CREDIT FINANCING LLC,

Depositor,

UNITED AUTO CREDIT CORPORATION,

Servicer,

and

[***],

Backup Servicer and Indenture Trustee

Dated as of January 31, 2026

TABLE OF CONTENTS

Page

ARTICLE I Definitions 1

SECTION 1.1. Definitions 1

SECTION 1.2. Other Definitional Provisions 21

ARTICLE II Conveyance of Receivables 21

SECTION 2.1. Conveyance of Receivables 21

SECTION 2.2. [Reserved] 22

SECTION 2.3. Further Encumbrance of Trust Property 23

SECTION 2.4. Intention of the Parties 23

ARTICLE III The Receivables 24

SECTION 3.1. Representations and Warranties of United Auto 24

SECTION 3.2. Representations and Warranties of Depositor 25

SECTION 3.3. Repurchase upon Breach 25

SECTION 3.4. Custody of Receivable Files 27

ARTICLE IV Administration and Servicing of Receivables 28

SECTION 4.1. Duties of the Servicer and the Backup Servicer 28

SECTION 4.2. Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements 30

SECTION 4.3. Realization upon Receivables 32

SECTION 4.4. Insurance 33

SECTION 4.5. Maintenance of Security Interests in Vehicles 34

SECTION 4.6. Covenants, Representations, and Warranties of Servicer and United Auto 35

SECTION 4.7. Purchase of Receivables Upon Breach of Covenant or Modification 37

SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by Servicer 39

SECTION 4.9. Servicer's Certificate 39

SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event 40

SECTION 4.11. Annual Independent Public Accountants' Reports. 40

SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables 41

SECTION 4.13. Monthly Tape 41

ARTICLE V Trust Accounts; Distributions; Statements to Noteholders 42

SECTION 5.1. Establishment of Trust Accounts 42

SECTION 5.2. [Reserved] 47

SECTION 5.3. Certain Reimbursements to the Servicer 47

i

SECTION 5.4. Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows: 48

SECTION 5.5. [Reserved] 48

SECTION 5.6. Additional Deposits 48

SECTION 5.7. Distributions 48

SECTION 5.8. Reserve Account 52

SECTION 5.9. [Reserved] 53

SECTION 5.10. Statements to Noteholders 53

ARTICLE VI [Reserved] 55

ARTICLE VII The Depositor 55

SECTION 7.1. Representations of Depositor 55

SECTION 7.2. Limited Liability Company Existence 57

SECTION 7.3. Liability of Depositor; Indemnities 58

SECTION 7.4. Merger or Consolidation of, or Assumption of the Obligations of, Depositor 59

SECTION 7.5. Depositor Not to Resign 60

SECTION 7.6. Limitation on Liability of Depositor and Others 60

SECTION 7.7. Ownership of the Certificates or Notes 60

ARTICLE VIII The Servicer and the Backup Servicer 60

SECTION 8.1. Representations of Servicer 60

SECTION 8.2. Representations of Backup Servicer 62

SECTION 8.3. Liability of Servicer and Backup Servicer; Indemnities 63

SECTION 8.4. Merger or Consolidation of, or Assumption of the Obligations of the Servicer or Backup Servicer 65

SECTION 8.5. Limitation on Liability of Servicer, Backup Servicer and Others 66

SECTION 8.6. Delegation of Duties 67

SECTION 8.7. Servicer and Backup Servicer Not to Resign 68

SECTION 8.8. Rights of the Backup Servicer 68

ARTICLE IX Default 69

SECTION 9.1. Servicer Termination Event 69

SECTION 9.2. Consequences of a Servicer Termination Event 70

SECTION 9.3. Appointment of Successor 71

SECTION 9.4. Notification to Noteholders 73

SECTION 9.5. Waiver of Past Defaults 73

SECTION 9.6. Backup Servicer Termination 73

ARTICLE X Termination 74

SECTION 10.1. Optional Purchase of All Receivables 74

ii

ARTICLE XI Administrative Duties of the Servicer 74

SECTION 11.1. Administrative Duties 74

SECTION 11.2. Records 77

SECTION 11.3. Additional Information to be Furnished to the Issuer 77

ARTICLE XII Miscellaneous Provisions 77

SECTION 12.1. Amendment 77

SECTION 12.2. Protection of Title to Trust 78

SECTION 12.3. Notices 80

SECTION 12.4. Assignment 81

SECTION 12.5. Limitations on Rights of Others 81

SECTION 12.6. Severability 81

SECTION 12.7. Separate Counterparts 81

SECTION 12.8. Headings 81

SECTION 12.9. GOVERNING LAW 81

SECTION 12.10. Assignment to Indenture Trustee 82

SECTION 12.11. Nonpetition Covenants 82

SECTION 12.12. Limitation of Liability of Owner Trustee and Indenture Trustee 82

SECTION 12.13. Concerning the Owner Trustee 83

SECTION 12.14. Indenture Trustee to Report Repurchase Demands due to Breaches of Representations and Warranties 84

SECTION 12.15. Independence of the Servicer 84

SECTION 12.16. No Joint Venture 84

SECTION 12.17. State Business Licenses 84

SECTION 12.18. AML Law. 84

SECTION 12.19. Electronic Signatures 85

SCHEDULES

Schedule A Schedule of Receivables

Schedule B Representations and Warranties of the Depositor and United Auto

EXHIBITS

Exhibit A Form of Servicer's Certificate

iii

This SALE AND SERVICING AGREEMENT, dated as of January 31, 2026, is among UNITED AUTO CREDIT SECURITIZATION TRUST 2026-1, a Delaware statutory trust (the "Issuer"), UNITED AUTO CREDIT FINANCING LLC, a Delaware limited liability company (the "Depositor"), UNITED AUTO CREDIT CORPORATION, a California corporation (the "Servicer"), and [***], a national banking association, in its capacity as Backup Servicer and Indenture Trustee.

WHEREAS the Issuer desires to purchase a portfolio of Receivables arising in connection with motor vehicle retail installment sales contracts acquired by United Auto Credit Corporation through motor vehicle dealers;

WHEREAS on the Closing Date the Depositor will purchase the Receivables from United Auto Credit Corporation and is willing to sell all such Receivables to the Issuer;

WHEREAS the Servicer is willing to service all such Receivables; and

WHEREAS the Backup Servicer is willing to provide backup servicing for all such Receivables.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions
SECTION 1.1.
Definitions»

. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

"Accounting Date" means, with respect to any Collection Period, the last day of such Collection Period.
"Affected Investor" means, at any time, any Noteholder, or holder of a beneficial interest in any Note, that is itself, or is managed by an institution that is, subject to (i) the EU Securitization Rules as in effect at such time, or (ii) the U.K. Securitization Rules as in effect at such time.
"Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any Person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

"Aggregate Principal Balance" means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Defaulted Receivable prior to the end of the related Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period), as of the date of determination.
"Agreement" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
"Amount Financed" means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, Service Contracts, car club and warranty contracts, other items customarily financed as part of motor vehicle retail installment sales contracts or promissory notes, and related costs.
"Annual Percentage Rate" or "APR" of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.
"Authoritative Copy" means, with respect to any Electronic Contract, a copy of such Electronic Contract that is unique, identifiable and, except as otherwise provided in Section 9-105 of the UCC, unalterable, and is marked "original" or has no watermark or other marking that would indicate that it is a "copy" or "duplicate" or not an original or not an "authoritative" copy.
"Available Funds" means, with respect to any Distribution Date, the sum of (i) the Collected Funds for the related Collection Period and (ii) amounts released from the Reserve Account pursuant to Section 5.8(c).
"Backup Servicer" means [***], or any successor backup servicer appointed in accordance with Section 8.7.
"Base Servicing Fee" means, with respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to the product of (i) the Servicing Fee Rate, times (ii) the Aggregate Principal Balance of the Receivables as of the opening of business on the first day of such Collection Period (or, in the case of the first Distribution Date, as of the Cutoff Date), times (iii) one-twelfth (or in the case of the first Distribution Date, the actual number of days during the Collection Period divided by 360).
"Basic Documents" means this Agreement, the Certificate of Trust, the Trust Agreement, the Indenture, the Notes, the Custodian Agreement, the Lockbox Agreement, the Purchase Agreement, the Note Purchase Agreement, the United Auto E-Vault Services Agreement and the E Collateral Control Agreement and other documents and certificates (including account control agreements, if any) delivered in connection therewith. The Basic Documents to be executed by any party are referred to as "such party's Basic Documents," "its Basic Documents" or by a similar expression.
"Business Day" means any day other than a Saturday, a Sunday, a legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Newport Beach, California, St. Paul, Minnesota or New York, New York or any other location of any successor Servicer, successor Owner Trustee, successor Certificate Paying Agent, or successor Indenture Trustee are authorized or obligated by law, executive order or governmental decree to be closed.
"Certificates" has the meaning assigned to such term in the Trust Agreement.
"Certificate Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(iv).
"Certificate Paying Agent" means [***], in its capacity as certificate paying agent under the Trust Agreement.
"Certificate Register" means the register mentioned pursuant to Section 3.4 of the Trust Agreement.
"Certificate Registrar" means Computershare Trust Company, N.A., in its capacity as certificate registrar under the Trust Agreement.
"Certificateholders" has the meaning assigned to such term in the Trust Agreement.
"Class" means the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and/or the Class E Notes, as the context requires.
"Class A Notes" has the meaning assigned to such term in the Indenture.
"Class B Notes" has the meaning assigned to such term in the Indenture.
"Class C Notes" has the meaning assigned to such term in the Indenture.
"Class D Notes" has the meaning assigned to such term in the Indenture.
"Class E Notes" has the meaning assigned to such term in the Indenture.
"Closing Date" means February 5, 2026.
"Collateral Insurance" means a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles obtained by the Servicer, which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle.
"Collected Funds" means, with respect to any Distribution Date, the sum (to the extent not duplicative) of (i) the amount of funds in the Collection Account representing collections on the Receivables during or in respect of the related Collection Period (including amounts pursuant to Section 10.1(b)), (ii) all Net Liquidation Proceeds, insurance proceeds with respect to Receivables that are not Defaulted Receivables, Recoveries and Dealer recourse payments received with respect to the Receivables during the related Collection Period, (iii) net Investment Earnings on amounts on deposit in the Collection Account, the Reserve Account and the Note Distribution Account, (iv) Purchase Amounts received in respect of the related Collection

Period, (v) following acceleration of the Notes and the liquidation of the Issuer's assets, the amount of money or property collected, (vi) the proceeds of any purchase or sale of assets of the Issuer pursuant to the exercise by the Servicer or the Depositor of their optional redemption right and (vii) amounts in excess of the Specified Reserve Balance that are released from the Reserve Account.
"Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(i).
"Collection Period" means, with respect to each Distribution Date, the preceding calendar month or, in the case of the initial Collection Period and Distribution Date, the period beginning on the opening of business on the day after the Cutoff Date and ending on the close of business on February 28, 2026. Any amount stated "as of the close of business" shall give effect to the following calculations as determined as of the end of the day on such day: (i) all applications of Collected Funds and (ii) all distributions.
"Collection Records" means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.
"Commission" means the United States Securities and Exchange Commission.
"Computer Tape" means the computer tapes or other electronic media furnished by the Servicer to the Issuer and its assigns describing certain characteristics of the Receivables as of the Cutoff Date.
"Contract" means a motor vehicle retail installment sales contract or promissory note.
"Control" has the meaning specified in Section 8-106 of the UCC.
"Controlling Class" means (i) if any Class A Notes are Outstanding, the Class A Notes, (ii) if no Class A Notes are Outstanding, the Class B Notes, (iii) if no Class A Notes are Outstanding and no Class B Notes are Outstanding, the Class C Notes, (iv) if no Class A Notes are Outstanding, no Class B Notes are Outstanding and no Class C Notes are Outstanding, the Class D Notes or (v) if no Class A Notes are Outstanding, no Class B Notes are Outstanding, no Class C Notes are Outstanding and no Class D Notes are Outstanding, the Class E Notes.
"Corporate Trust Office" means (i) with respect to the Owner Trustee or the Certificate Registrar, the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is [***], and (ii) with respect to the Indenture Trustee or the Backup Servicer, the principal office thereof at which at any particular time its corporate trust business shall be administered, which at the time of execution of this agreement is [***].
"Cram Down Loss" means, with respect to a Receivable that has not become a Defaulted Receivable, if a court of appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on such Receivable or otherwise modifying or restructuring the Scheduled Receivables Payments to be made on such Receivable, an amount equal to (i) the excess of the Principal Balance of such Receivable immediately prior to such order over the Principal Balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the Principal Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivables Payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.
"Custodian" means United Auto or any other Person named from time to time as custodian in the Custodian Agreement acting as agent for the Indenture Trustee, which Person other than United Auto must be acceptable to the Indenture Trustee (acting at the direction of the Majority Noteholders).
"Custodian Agreement" means the Custodian Agreement, dated as of January 31, 2026, between United Auto, as the Custodian, and the Indenture Trustee, or any successor Custodian Agreement from time to time in effect between the Custodian named therein and the Indenture Trustee.
"Cutoff Date" means January 31, 2026.
"DBRS" means DBRS, Inc.
"Dealer" means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to United Auto under a Dealer Agreement or pursuant to a Dealer Assignment.
"Dealer Agreement" means any agreement between a Dealer and United Auto relating to the acquisition of Receivables from a Dealer by United Auto.
"Dealer Assignment" means, with respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to United Auto.
"Defaulted Receivable" means, with respect to any Collection Period, a Receivable for which, as of the last day of the Collection Period, any of the following are true: (i) the Servicer has repossessed the Financed Vehicle and either (x) the Servicer has sold the Financed Vehicle and received the proceeds of such sale, or (y) 90 days have passed since repossession, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) 10% or more of a Scheduled Receivables Payment shall have become 121 or more days delinquent (or 211 or more days delinquent, in the case of a repossessed Financed Vehicle) or (iv) the Servicer has settled such Receivable pursuant to Section 4.2(b).
"Delivery" when used with respect to Trust Account Property means:
(a)
with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in

Section 8-102(a)(4) of the UCC), transfer thereof (i) by delivery thereof to the Indenture Trustee of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;
(b)
with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC; book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's securities account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;
(c)
with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and
(d)
with respect to any item of Trust Account Property that is a financial asset under Article 8 of the UCC and that is not governed by clause (b) above, causing the securities intermediary to indicate on its books and records that such financial asset has been credited to a securities account of the Indenture Trustee.
"Depositor" means United Auto Credit Financing LLC, a Delaware limited liability company.
"Determination Date" means, with respect to any Distribution Date, the second Business Day prior to such Distribution Date.

"Distribution Date" means, with respect to each Collection Period, the tenth (10th) day of the following calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing March 10, 2026.

"E-Collateral Control Agreement" means the Electronic Collateral Control Agreement, dated as of the Closing Date, among the Indenture Trustee on behalf of the Noteholders, as secured party, the Custodian, the Issuer and E-Vault Provider.

"E-Vault Provider" means, as of the Closing Date, eOriginal, Inc. or, thereafter, any other third-party vendor hired by the Servicer to maintain control of the Electronic Contracts in the manner specified in this Agreement.

"E-Vault System" means, for so long as eOriginal, Inc. is the E-Vault Provider, the "eOriginal, Inc. Authoritative Copy System" and, if any other Person is serving as E-Vault Provider, the system maintained by such E-Vault Provider to establish and maintain control of the Electronic Contracts in the manner specified in this Agreement.

"E-Vault System Description" means the eOriginal, Inc. Authoritative Copy System Description related to the E-Vault System.

"Electronic Contract" means a Contract that constitutes "electronic chattel paper" under and as defined in Section 9-102(a)(31) within the meaning of the UCC as in effect in the State of New York.

"Electronic Ledger" means the electronic master record of the motor vehicle retail installment sales contracts or installment loans of the Servicer.
"Eligible Account" means (x) an account that is a segregated trust account with the corporate trust department of the Indenture Trustee, or (y) an account that is held with a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), so long as (i) such depository institution shall have a long term issuer credit rating from S&P Global Ratings of at least BBB, (ii) the long term unsecured debt of such depository institution shall have a credit rating from DBRS (to the extent rated by DBRS) in one of its generic rating categories which signifies investment grade and (iii) such depository institutions' deposits are insured by the FDIC.
"Eligible Investments" mean book-entry securities, negotiable instruments or securities represented by instruments registered for U.S. federal income tax purposes, or, in the case of an obligation that is not a "registration-required obligation" (as defined in Section 163(f) of the Code), in bearer or registered form which, in each case, evidence:
(a)
direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;
(b)
demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from S&P Global Ratings of A-1+;
(c)
commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from S&P Global Ratings of A-1+;
(d)
investments in money market funds (including funds for which the Indenture Trustee or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) in the highest rating category from S&P Global Ratings;
(e)
bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;
(f)
repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;
(g)
[reserved]; and
(h)
cash denominated in United States dollars.

Any of the foregoing Eligible Investments may be purchased by or through the Indenture Trustee or any of its Affiliates. No Eligible Investment will be purchased at a price that represents a premium to the face value thereof.

"EU and U.K. Retained Interest" shall have the meaning set forth in Section 4.6(b)(ii)(A).

"EU Investor Requirements" means the provisions of Article 5 of the EU Securitization Regulation.

"EU Prescribed Reporting" means any document or information that (a) is prescribed by (i) Article 7 of the EU Securitization Regulation or (ii) any related provision of the EU Securitization Rules; or (b) may be required for purposes of any person's compliance with Article 5(1)(e) of the EU Securitization Regulation.

"EU Securitization Regulation" means the EU's Regulation (EU) 2017/2402 (except as otherwise stated, as amended).

"EU Securitization Rules" means the EU Securitization Regulation and all related regulatory technical standards, implementing technical standards and official guidance (in each case, except as otherwise stated, as amended).

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"FCA" means the U.K.'s Financial Conduct Authority.

"FCA Rules" means the Securitisation Sourcebook in the FCA's handbook of rules and guidance (except as otherwise stated, as amended).

"FDIC" means the Federal Deposit Insurance Corporation.
"Fifth Priority Principal Distributable Amount" means, with respect to any Distribution Date, (i) the excess, if any, of the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance, the Class D Note Balance and the Class E Note Balance on that Distribution Date (before giving effect to any payments made on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period, minus (ii) the sum of the First Priority Principal Distributable Amount, the Second Priority Principal Distributable Amount, the Third Priority Principal Distributable Amount and the Fourth Priority Principal Distributable Amount; provided, however, that on and after the Final Scheduled Distribution Date for the Class E Notes, the Fifth Priority Principal Distributable Amount will not be less than the amount that is necessary to reduce the Class E Note Balance to zero.
"Final Scheduled Distribution Date" means with respect to (i) the Class A Notes, the [***] Distribution Date, (ii) the Class B Notes, the [***] Distribution Date, (iii) the Class C Notes, the [***] Distribution Date, (iv) the Class D Notes, the [***] Distribution Date and (v) the Class E Notes, the [***] Distribution Date.
"Financed Vehicle" means an automobile, light and medium duty truck or van, together with all accessions thereto, securing an Obligor's indebtedness under the related Receivable.
"First Priority Principal Distributable Amount" means, with respect to any Distribution Date, the excess, if any, of the Class A Note Balance on that Distribution Date (before giving effect to any payments made on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period; provided, however, that on and after the Final Scheduled Distribution Date for the Class A Notes, the First Priority Principal Distributable Amount will not be less than the amount that is necessary to reduce the Note Balance of the Class A Notes to zero.
"Fourth Priority Principal Distributable Amount" means, with respect to any Distribution Date, (i) the excess, if any, of the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance on that Distribution Date (before giving effect to any payments made on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period, minus (ii) the sum of the First Priority Principal Distributable Amount, the Second Priority Principal Distributable Amount and the Third Priority Principal Distributable Amount; provided, however, that on and after the Final Scheduled Distribution Date for the Class D Notes, the Fourth Priority Principal Distributable Amount will not be less than the amount that is necessary to reduce the Class D Note Balance to zero.
"FSMA" means the U.K.'s Financial Services and Markets Act 2000, as amended.
"Indenture" means the Indenture dated as of January 31, 2026, between the Issuer and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
"Indenture Trustee" means Computershare Trust Company, N.A., as Indenture Trustee under the Indenture.
"Independent Accountants" shall have the meaning set forth in Section 4.11(a).
"Initial Purchasers" means each of [***], [***], and [***], as Initial Purchasers pursuant to the Note Purchase Agreement.
"Insolvency Event" means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.
"Insurance Policy" means, with respect to a Receivable, any insurance policy benefiting the holder of such Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the related Financed Vehicle or Obligor, including Collateral Insurance.
"Interest Period" means, with respect to any Distribution Date, the period from and including the 10th day of the prior month (or, in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the 10th day of the current month (assuming each month has 30 days).

"Interest Rate" means, with respect to (i) the Class A Notes, [***]% per annum, (ii) the Class B Notes, [***] % per annum, (iii) the Class C Notes, [***] % per annum, (iv) the Class D Notes, [***]% per annum and (v) the Class E Notes, [***]% per annum (in the case of clauses (i) through (v), computed on the basis of a 360-day year consisting of twelve 30-day months, or in the case of the first Distribution Date, computed on the basis of a 360-day year and a 35-day month).

"Investment Company Act" means the Investment Company Act of 1940.
"Investment Earnings" means, with respect to any date of determination and a Trust Account, the investment earnings on amounts on deposit in such Trust Account on such date.
"IRS" means the United States Internal Revenue Service.
"Issuer" means United Auto Credit Securitization Trust 2026-1, a Delaware statutory trust.
"Issuer Secured Parties" means the Indenture Trustee in respect of the Indenture Trustee Issuer Secured Obligations.
"Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the related Receivable by operation of law as a result of any act or omission by the related Obligor.
"Lien Certificate" means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party. For Financed Vehicles registered in States which issue confirmation of the lienholder's interest electronically, the "Lien Certificate" may consist of notification of an electronic recordation, by either a third party service provider or the relevant Registrar of Titles of the applicable State, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title on the electronic lien and title system of the applicable State.
"Liquidation Proceeds" means, with respect to a Defaulted Receivable, all amounts realized with respect to such Receivable.
"Lockbox Account" means an account or accounts of United Auto maintained by the Lockbox Bank pursuant to Section 4.2(d).
"Lockbox Agreement" means the Intercreditor Agreement, dated as of February 2, 2011, among United Auto, as Servicer, Wells Fargo Bank, National Association, as Lockbox Bank, UACC Auto Financing Trust and any other special purpose subsidiary of United Auto that executed an intercreditor party supplement and each party listed as an intercreditor party on the signature page thereto, as supplemented by the Intercreditor Party Supplement, dated as of January 31, 2026, among the Issuer, [***], as Indenture Trustee on behalf of the Noteholders, and the parties to the Intercreditor Agreement; provided, if Wells Fargo Bank, National Association, as Lockbox Bank, or the Servicer ceases to be a party thereunder, or such agreement is terminated in accordance with its terms, the "Lockbox Account Agreement" shall mean any replacement agreement therefor among the Servicer, the Indenture Trustee and the Lockbox Bank.

"Lockbox Bank" means, initially, Wells Fargo Bank, National Association, and if the Lockbox Account shall have been replaced in accordance with this Agreement, a depository institution named by the Servicer, which depository institution (i) shall be organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, (ii) has a credit rating from each Rating Agency (to the extent rated by a Rating Agency) in one of its generic rating categories which signifies investment grade and (iii) has its deposits insured by the FDIC.
"Majority Certificateholders" has the meaning assigned to such term in the Trust Agreement.
"Majority Noteholders" means the Holders of the Notes representing a majority of the Outstanding Amount of the Controlling Class.
"Monthly Records" means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each Receivable: account number; originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Receivables Payment; and past due late charges.
"Monthly Tape" has the meaning set forth in Section 4.13.
"Net Liquidation Proceeds" means, with respect to a Defaulted Receivable, Liquidation Proceeds net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the related Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.
"Note Balance" means, as of any date, the outstanding principal amount of a particular Class of Notes or of all Notes, as indicated by the context.
"Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(ii).
"Note Factor" means, for each Class of Notes as of the close of business on any Distribution Date, a seven-digit decimal figure (or related percentage), which the Servicer will compute prior to each Distribution Date, equal to the Note Balance of such Class of Notes divided by the original Note Balance of such Class of Notes.
"Note Purchase Agreement" means the Note Purchase Agreement, dated as of January 27, 2026, among the representative of the Initial Purchasers, the Depositor and United Auto.

"Noteholder" means the Person in whose name a Note is registered on the Note Register.
"Noteholders' Interest Carryover Amount" means, with respect to any Class of Notes and any Distribution Date, any portion of the Noteholders' Interest Distributable Amount for the Class of Notes for the immediately preceding Distribution Date which remains unpaid as of such Distribution Date, plus, to the extent permitted by law, interest on such unpaid amount at the respective Interest Rate borne by the applicable Class of Notes for the related Interest Period.
"Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date and any Class of Notes, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and such Class of Notes and the Noteholders' Interest Carryover Amount, if any, for such Class of Notes, calculated as of such Distributing Date. Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.
"Noteholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date and any Class of Notes, the interest accrued at the respective Interest Rate during the applicable Interest Period on the Note Balance of the Notes of such Class Outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), calculated on the basis of a 360-day year consisting of twelve 30-day months, except with respect to the first Interest Period.
"Notes" mean the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes.
"Obligor" means, with respect to a Receivable, the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.
"Offering Memorandum" means the Offering Memorandum, dated January 27, 2026, relating to the private placement of the Notes.
"Officer's Certificate" means a certificate signed by the chief executive officer, the president, any executive vice president, any senior vice president, any vice president, any treasurer, any assistant treasurer, any secretary, any controller or any assistant controller of the Depositor, the Servicer or United Auto, as appropriate.
"Opinion of Counsel" means a written opinion of counsel which may, except as otherwise expressly provided in this Agreement or any other Basic Document, be provided by counsel to the Issuer, the Servicer or the Depositor, and which complies with any applicable requirements of the Basic Documents, and which is satisfactory in form and substance to the recipient(s) thereof.
"Original Pool Balance" means the aggregate Pool Balance of the Receivables as of the Cutoff Date.
"Originating Affiliate" means an Affiliate of United Auto that has originated Receivables and assigned its full interest therein to United Auto.

"Other Conveyed Property" means all monies received on the Receivables after the Cutoff Date conveyed by the Depositor to the Trust pursuant to Section 2.1(a) of this Agreement and all property conveyed by the Depositor to the Trust pursuant to Section 2.1(b) through (j) of this Agreement.
"Outstanding" means, as of the date of determination, as applicable, (a) all Notes theretofore authenticated and delivered under the Indenture or (b) all Certificates theretofore authenticated and delivered under the Trust Agreement except:

(i) (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation or (b) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

(ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee); and

(iii) (a) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a Protected Purchaser or (b) Certificates in exchange for or in lieu of other Certificates which have been authenticated and delivered pursuant to the Trust Agreement;

provided, however, that in determining whether, as applicable, (a) the Holders of the requisite Outstanding Amount of the Notes or (b) the Holders of the requisite Percentage Interests of the Certificates, in each case, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes or Certificates, as applicable, owned by the Issuer, the Depositor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding (unless all of the Notes of the related Class or Classes or Certificates, as applicable, making the request, demand, authorization, direction, notice, consent or waiver are owned by the Issuer, the Depositor, the Servicer or any of their respective Affiliates), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes or Certificates, as applicable, that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes or Certificates, as applicable, so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right to so act with respect to such Notes or Certificates, as applicable, and that the pledgee is not the Issuer, any other obligor upon the Notes or Certificates, as applicable, the Depositor or any Affiliate of any of the foregoing Persons and the Indenture Trustee shall have no liability for any determination made with respect to such pledged Note or Certificate.

"Outstanding Amount" means the aggregate principal amount of all Notes, or a Class of Notes, as applicable, Outstanding at the date of determination.

"Owner Trust Estate" has the meaning assigned to such term in the Trust Agreement.
"Owner Trustee" means [***], not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.
"Percentage Interest" has the meaning assigned to such term in the Trust Agreement
"Permitted Modification" means an extension, rebate, deferral, amendment, modification or adjustment with respect to any Receivable made by the Servicer in accordance with its Servicing Policies and Procedures and: (i) such Receivable is in default, or with respect to which the Servicer believes that default is reasonably foreseeable, and the Servicer believes that such modification is necessary to preserve the value of such Receivable, (ii) such modification is not a significant modification pursuant to Treasury Regulation Section 1.1001-3 or (iii) with respect to such modification, the Servicer has delivered a certificate to the Owner Trustee to the effect that the modification will not cause the Trust to be treated for United States federal income tax purposes as other than a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.
"Permitted Successor" means an entity, that is engaged in the business of servicing sub-prime automotive loans or motor vehicle retail installment sales contracts and has a net worth of not less than $20 million and each Rating Agency has been provided with ten days' (or such shorter period as shall be acceptable to the applicable Rating Agency) prior notice of such resignation.
"Person" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.
"Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.
"Pool Balance" means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Defaulted Receivables) at the end of the preceding calendar month.
"PRA" means the U.K.'s Prudential Regulation Authority.
"PRA Rules" means the Securitisation Part of the PRA's rulebook of published policy (except as otherwise stated, as amended).
"Principal Balance" means, with respect to any Receivable, as of any date of determination, an amount equal to (i) the Amount Financed minus (ii) the sum of (a) that portion of all amounts received on or prior to that date and allocable to principal according to the terms of such Receivable and (b) any Cram Down Losses for such Receivable accounted for as of such date.

"Purchase Agreement" means the Purchase Agreement between United Auto, as Seller, and the Depositor, as Purchaser, dated as of January 31, 2026, pursuant to which United Auto sold and assigned the Receivables to the Depositor, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
"Purchase Amount" means, with respect to a Purchased Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.
"Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2(c) or 4.7 or repurchased by United Auto pursuant to Section 3.3 or by the Servicer pursuant to Section 10.1(a).
"Rating Agencies" means DBRS and S&P Global Ratings. If no such organization or successor maintains a rating on the Notes, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person engaged by the Depositor, notice of which engagement shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.
"Realized Loss" means, with respect to any Receivable that becomes a Defaulted Receivable, the excess of the Principal Balance of such Defaulted Receivable over Net Liquidation Proceeds and, without duplication, Recoveries to the extent allocable to principal.
"Receivable Files" means the documents specified in Section 3.4.
"Receivables" means the Receivables listed on Schedule A attached hereto and conveyed to the Issuer on the Closing Date (which Schedules may be in the form of microfiche or a disk).

"Recoveries" means, with respect to any Collection Period following the Collection Period in which a Receivable became a Defaulted Receivable, all amounts received by the Servicer, from whatever source (including insurance proceeds) with respect to such Defaulted Receivable during such Collection Period, minus the sum of (i) expenses incurred by the Servicer in connection with the collection of such Defaulted Receivable and the repossession and disposition of the related Financed Vehicle (in each case to the extent not previously reimbursed to the Servicer) and (ii) all payments required by law to be remitted to the related Obligor.

"Registrar of Titles" means, with respect to any State, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

"Regular Principal Distributable Amount" means, with respect to any Distribution Date, an amount equal to, (i) if such Distribution Date is prior to the occurrence of an Event of Default solely relating to a breach of a covenant, representation or warranty and acceleration of the Notes, the lesser of (a) the aggregate Note Balance on that Distribution Date (after giving effect to any payments made on that Distribution Date) and (b) an amount equal to the excess of (1) the sum of the aggregate Note Balance on that Distribution Date (after giving effect to any payments in clauses (iv), (vi), (viii), (x) and (xii) of Section 5.7(b) made on that Distribution Date) plus the Target Overcollateralization Amount, over (2) the Pool Balance as of the last day of the related

Collection Period, and (ii) if such Distribution Date follows the occurrence of an Event of Default solely relating to a breach of a covenant, representation or warranty, the aggregate Note Balance (after giving effect to all other payments made on that Distribution Date).

"Regulation AB" means Subpart 229.1100- Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting releases (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1,506,1,531 (January 7, 2005) and Asset-Backed Securities Disclosure and Regulation, Securities Act Release No. 33-9638, 79 Fed. Reg. 57,184 (September 24, 2014)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.
"Regulation RR" means Regulation RR under the Exchange Act (17 C.F.R. §§246 et seq.).
"Required Legend" means a legend applied by the E-Vault System to every page of an Electronic Contract which identifies the owner of record as "The original document is owned by United Auto Credit Securitization Trust 2026-1 and held by United Auto Credit Corporation, as Custodian, on behalf of [***], as Indenture Trustee for the benefit of the Noteholders, as secured party. This copy was created on [date] / [time]."
"Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.1(a)(iii).
"Reserve Account Deposit Amount" means, with respect to any Distribution Date, the lesser of (x) the excess of (i) the Specified Reserve Balance over (ii) the amount on deposit in the Reserve Account on such Distribution Date, after taking into account the amount of any Reserve Account Withdrawal Amount on such Distribution Date, and (y) the amount remaining in the Collection Account after taking into account the distributions therefrom described in clauses (i) through (xii) of Section 5.7(b).

"Reserve Account Withdrawal Amount" means, with respect to any Distribution Date, the lesser of (x) any shortfall in the amount of Available Funds available to pay the amounts specified in clauses (i) through (xii) of Section 5.7(b) (taking into account application of Available Funds to the priority of payments specified in Section 5.7(b) and ignoring any provision hereof which otherwise limits the amounts described in such clauses to the amount of funds available) and (y) the amount on deposit in the Reserve Account on such Distribution Date prior to application of amounts on deposit therein pursuant to Section 5.8 of this Agreement or Section 5.6(a) of the Indenture.

"S&P Global Ratings" means S&P Global Ratings, a Standard & Poor's Financial Services LLC business.

"Sale and Servicing Agreement Collateral" has the meaning specified in Section 2.4.

"Schedule of Receivables" means the schedule of Receivables originally held as part of the Trust which is attached as Schedule A hereto (which Schedule may be in the form of microfiche or a disk).

"Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.
"Scheduled Receivables Payment" means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or similar legislation or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Receivables Payment with respect to such Collection Period shall refer to the Obligor's payment obligation with respect to such Collection Period as so modified.
"Second Priority Principal Distributable Amount" means, with respect to any Distribution Date, (i) the excess, if any, of the sum of the Class A Note Balance and the Class B Note Balance on that Distribution Date (before giving effect to any payments to be made on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period, minus (ii) the First Priority Principal Distributable Amount; provided, however, that on and after the Final Scheduled Distribution Date for the Class B Notes, the Second Priority Principal Distributable Amount will not be less than the amount that is necessary to reduce the Class B Note Balance to zero.
"Security" means the Notes and the Certificates.
"Securityholders" means the Noteholders and the Certificateholders.
"Service Contract" means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.
"Servicer" means United Auto, as the servicer of the Receivables, and each successor servicer pursuant to Section 9.3.
"Servicer Termination Event" means an event specified in Section 9.1.
"Servicer's Certificate" means an Officer's Certificate of the Servicer delivered pursuant to Section 4.9, substantially in the form of Exhibit A.
"Servicing Fee" has the meaning specified in Section 4.8.
"Servicing Fee Rate" means [***]% per annum.
"Servicing Policies and Procedures" means the customary servicing policies and procedures of United Auto relating to motor vehicle retail installment sales contracts acquired by United Auto through motor vehicle dealers, which includes that no modifications to any Receivable is permitted other than a Permitted Modification, as such policies and procedures may be updated from time to time, except to the extent any such update could result in the Issuer being treated, for United States federal income tax purposes, as an association (or a publicly traded partnership) taxable as a corporation or as other than a fixed investment trust described in Treasury

Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.
"Simple Interest Method" means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365/366 days in the calendar year) elapsed since the preceding payment under the obligation was made.
"Specified Reserve Balance" means, with respect to any Distribution Date, an amount equal to at least $[***], or at least [***]% of the Pool Balance as of the Cutoff Date; provided, that the Specified Reserve Balance will in no event exceed the aggregate Note Balance of the Notes on such Distribution Date after giving effect to distributions of principal on such Distribution Date.
"SR 2024" means the U.K.'s Securitisation Regulations 2024 (except as otherwise stated, as amended).
"Supplemental Servicing Fee" means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees, liquidation fees and fees related to extensions, if any, collected on the Receivables during such Collection Period.
"Target Overcollateralization Amount" means, with respect to any Distribution Date, the greater of (i) [***]% of the Pool Balance as of the last day of the related Collection Period and (ii) [***]% of the Pool Balance as of the Cutoff Date.
"Termination Proceeds" has the meaning assigned thereto in Section 10.1(b).
"Third Priority Principal Distributable Amount" means, with respect to any Distribution Date, (i) the excess, if any, of the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance on that Distribution Date (before giving effect to any payments made on that Distribution Date) over the Pool Balance as of the last day of the related Collection Period, minus (ii) the sum of the First Priority Principal Distributable Amount and the Second Priority Principal Distributable Amount; provided, however, that on and after the Final Scheduled Distribution Date for the Class C Notes, the Third Priority Principal Distributable Amount will not be less than the amount that is necessary to reduce the Class C Note Balance to zero.
"Total Available Funds" has the meaning assigned thereto in Section 5.7(b).
"Trust" means the Issuer.
"Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

"Trust Accounts" has the meaning assigned thereto in Section 5.1(b).
"Trust Agreement" means the Trust Agreement dated as of September 25, 2025, between the Depositor and the Owner Trustee, as amended and restated by the First Amended and Restated Trust Agreement, dated as of December 17, 2025, between the Depositor and the Owner Trustee, as further amended and restated by the Second Amended and Restated Trust Agreement, dated as of January 31, 2026, among the Depositor, the Certificate Registrar, the Certificate Paying Agent and the Owner Trustee, as further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
"Trust Officer" means, (i) in the case of the Indenture Trustee, the chairman or vice-chairman of the board of directors, any managing director, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers with direct responsibility for the administration of this Agreement or any other Basic Document and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of the Trust Agreement or any of the other Basic Documents on behalf of the Owner Trustee.
"Trust Property" means the property and proceeds conveyed pursuant to Section 2.1, together with certain monies paid on or after the Cutoff Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Issuer's interest in the Lockbox Account, the Reserve Account (including all Eligible Investments therein and all proceeds therefrom), the Note Distribution Account (including all Eligible Investments therein and all proceeds therefrom) and certain other rights under this Agreement.
"U.K." means the United Kingdom.
"U.K. Investor Requirements" means the provisions of Regulations 32A-32D and Schedule A1 of the SR 2024, SECN 4 of the FCA Rules and Article 5 of Chapter 2 of the PRA Rules, as applicable.
“U.K. Prescribed Reporting" means any document or information that (a) is prescribed by (i) Article 7 of Chapter 2, Chapter 5 or Chapter 6 of the PRA Rules, (ii) SECN 6, SECN 11 or SECN 12 of the FCA Rules or (iii) any related provision of the U.K. Securitization Rules; or (b) may be required for purposes of any person's compliance with (i) Regulation 32B(1)(e), Regulation 32B(4) and Schedule A1 of the SR 2024, (ii) Article 5(1)(e) of Chapter 2 of the PRA Rules or (iii) SECN 4.2.1R(1)(e) of the FCA Rules.
"U.K. Securitization Rules" means, collectively, (a) the SR 2024, (b) the PRA Rules and the FCA Rules, (c) all other rules, directions and other requirements made or imposed pursuant to, in accordance with, or in relation to, the SR 2024 by the PRA, the FCA or the U.K.'s Pensions

Regulator, (d) all provisions of FSMA related to any of the foregoing and (e) all official binding guidance published in relation to any of the foregoing (including by the PRA or the FCA) (in each case, except as otherwise stated, as amended).
"U.S.A. Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.
"UACC 2026-1 ABS Vault Partition" means a segregated partition of the E-Vault System maintained by United Auto for storing Electronic Contracts related to the transactions contemplated by this Agreement.
"UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.
"United Auto" means United Auto Credit Corporation, a California corporation.
"United Auto E-Vault Services Agreement" means the Services Agreement, effective as of March 4, 2025, between the E-Vault Provider and United Auto.
SECTION 1.2.
Other Definitional Provisions»

.

(a)
Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.
(b)
All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
(c)
As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.
(d)
The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

(e)
The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
(f)
Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.
ARTICLE II

Conveyance of Receivables
SECTION 2.1.
Conveyance of Receivables»

. In consideration of the Issuer's delivery to or upon the order of the Depositor on the Closing Date of the net proceeds from the sale of the Notes (with any difference between the purchase price under the Purchase Agreement and such net proceeds deemed to be a contribution to the capital of the Issuer (a wholly-owned subsidiary of the Depositor)), the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the Depositor's obligations set forth herein) and the Issuer hereby purchases, all right, title and interest of the Depositor in and to the following property, whether now owned or existing or hereafter acquired or arising:

(a)
the Receivables and all moneys received thereon after the Cutoff Date (excluding any Supplemental Servicing Fees);
(b)
the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;
(c)
any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including Collateral Insurance, and any proceeds from the repossession or liquidation of the Receivables;
(d)
all rights of the Depositor against Dealers under the related Dealer Agreements, including any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;
(e)
all rights under any Service Contracts on the related Financed Vehicles;
(f)
the related Receivable Files;
(g)
the Depositor's interest in the Lockbox Account in respect of any proceeds on the Receivables on deposit therein;

(h)
all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of United Auto under the Purchase Agreement;
(i)
all of the Depositor's (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (h) above; and
(j)
all proceeds and investments, present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing with respect to items (a) through (i) above.
SECTION 2.2.
[Reserved].

.

SECTION 2.3.
Further Encumbrance of Trust Property»

.

(a)
Immediately upon the conveyance to the Issuer by the Depositor of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Depositor in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Issuer, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Statutory Trust Statute.
(b)
Immediately upon the vesting of the Trust Property in the Issuer, the Issuer shall have the sole right to pledge or otherwise encumber such Trust Property. Pursuant to the Indenture, the Issuer shall grant a security interest in the Trust Property to the Indenture Trustee securing the repayment of the Notes. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.
(c)
Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

(d)
The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due to (i) the Noteholders pursuant to the Basic Documents, (ii) the Indenture Trustee pursuant to the Indenture and this Agreement and (iii) the Servicer, any Successor Custodian and the Backup Servicer pursuant to this Agreement, have been paid, release any remaining portion of the Trust Property to the Issuer.
SECTION 2.4.
Intention of the Parties»

. The execution and delivery of this Agreement shall constitute an acknowledgment by the Depositor and the Issuer that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and Other Conveyed Property, for non-tax purposes, conveying good title thereto free and clear of any Liens, from the Depositor to the Issuer, and that the Receivables and the Other Conveyed Property shall not be a part of the Depositor's estate in the event of a receivership, bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or State bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to the Depositor. In the event that such conveyance is determined to be made as security for a loan made by the Issuer, the Noteholders or the Certificateholders to the Depositor, the Depositor hereby grants to the Issuer a security interest in all of the Depositor's right, title and interest in and to the following property for the benefit of the Issuer Secured Parties, whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the "Sale and Servicing Agreement Collateral"):

(i)
the Receivables and all moneys received thereon after the Cutoff Date (excluding any Supplemental Servicing Fees);
(ii)
the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;
(iii)
any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors, including Collateral Insurance, and any proceeds from the repossession or liquidation of the Receivables;
(iv)
all rights of the Depositor against Dealers under the related Dealer Agreements, including any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement;
(v)
all rights under any Service Contracts on the related Financed Vehicles;
(vi)
the related Receivable Files;
(vii)
the Depositor's interest in the Lockbox Account in respect of any proceeds on the Receivables on deposit therein;
(viii)
all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement and the delivery requirements, representations and warranties and the cure and repurchase obligations of United Auto under the Purchase Agreement;
(ix)
all of the Depositor's (a) Accounts, (b) Chattel Paper, (c) Documents, (d) Instruments and (e) General Intangibles (as such terms are defined in the UCC) relating to the property described in (i) through (viii) above; and
(x)
all proceeds and investments, present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing with respect to items (i) through (ix) above.
ARTICLE III

The Receivables
SECTION 3.1.
Representations and Warranties of United Auto»

. United Auto has made, under the Purchase Agreement, each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B and represents and warrants that the representations and warranties set forth on the Schedule of Representations are true and correct in all material respects. The Issuer is deemed to have relied on such representations and warranties in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and shall not be waived.

United Auto hereby agrees that the Issuer shall have the right to enforce any and all rights of the Depositor under the Purchase Agreement assigned to the Issuer under this Agreement, including the right to require United Auto to repurchase Receivables in accordance with the Purchase Agreement upon a breach of the representations and warranties set forth in Schedule B, directly against United Auto as though the Issuer were a party to the Purchase Agreement and that the Issuer shall not be obligated to enforce any such right indirectly through the Depositor.

SECTION 3.2.
Representations and Warranties of Depositor»

. The Depositor hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B is true and correct. The Issuer is deemed to have relied on such representations and warranties in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and shall not be waived.

SECTION 3.3.
Repurchase upon Breach»

.

(a)
The Depositor, the Servicer, the Backup Servicer, the Indenture Trustee or the Issuer, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon (i) the discovery by the Depositor, the Servicer or the Issuer, or (ii) the receipt of written notice by or actual knowledge of a Responsible Officer of the Indenture Trustee or Backup Servicer, of any breach of United Auto's or the Depositor's representations and warranties made pursuant to Section 3.1 or 3.2, respectively. As of the last day of the second (or, if the Depositor so elects, the first) month following the discovery by the Depositor or receipt by the Depositor of notice of such breach, unless such breach is cured by such date, the Depositor shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date. The "second month" shall mean the calendar month following the calendar month in which discovery occurs or notice is given, and the "first month" shall mean the calendar month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Depositor shall remit, or cause United Auto to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6 and the Issuer shall execute, at the Depositor's sole expense, such assignments and other documents reasonably requested by such Person in order to effect such repurchase. If the Depositor fails to cause any such Receivable to be so repurchased by remitting (or causing United Auto to remit) the related Purchase Amount to the Collection Account as required, the initial Servicer shall promptly notify the Noteholders of such event and specify in such notice each Receivable that was not so repurchased as required. Except as set forth in the last paragraph of this Section 3.3(a), the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Backup Servicer and the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1 or 3.2 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein, or to enforce the obligation of United Auto to the Depositor to repurchase such Receivables pursuant to the Purchase Agreement. The Issuer agrees that it will take the steps set forth in Section 5.2 of the Purchase Agreement with respect to Receivables and Other Conveyed Property that are repurchased by the Depositor hereunder or repurchased by United Auto as Seller pursuant to Section 5.1 of the Purchase Agreement. None of the Owner Trustee, the Indenture Trustee or the Backup Servicer shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section. Notwithstanding anything in this Agreement to the contrary, none of the Owner Trustee, the Indenture Trustee or the Backup Servicer shall have any duty to ensure the eligibility of any Receivable for purposes of this Agreement or, except as provided in this Section, to enforce the repurchase obligations of the Depositor, unless a Responsible Officer of the Indenture Trustee or the Backup Servicer, or a Responsible Officer (as such term is defined in the Trust Agreement) of the Owner Trustee, has received written notice of or has actual knowledge of such breach pursuant to the terms of the Basic Documents. For the avoidance of doubt, none of the Owner Trustee, the Indenture Trustee nor the Backup Servicer shall be responsible for determining whether any breach of representations or warranty or document defect constitutes a breach or defect or the materiality thereof or any repurchase-related liabilities.

In addition to the foregoing and notwithstanding whether the related Receivable shall have been repurchased by the Depositor, the Depositor shall indemnify the Trust, the Indenture Trustee, the Owner Trustee, the Backup Servicer and the officers, directors, agents and employees thereof, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of claims arising out of the events or facts giving rise to such breach, including any legal fees, costs (including court costs), and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by the Indenture Trustee, the Owner Trustee or the Backup Servicer of any indemnification or other obligation of the Depositor. In the event the Depositor fails to provide such indemnity payments due pursuant to this paragraph to the Indenture Trustee, the Owner Trustee or the Backup Servicer, the Indenture Trustee, the Owner Trustee and the Backup Servicer shall collect such indemnities amounts pursuant to Section 5.7(b) hereof or Section 5.6 of the Indenture. This Section shall survive the termination or assignment of this Agreement and the earlier removal or resignation of the Depositor, the Indenture Trustee, the Owner Trustee and/or the Backup Servicer.

(b)
Pursuant to Sections 2.1, the Depositor conveyed to the Trust all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Depositor's rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase and indemnity obligations of United Auto thereunder. The Depositor hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of United Auto under the Purchase Agreement. Any purchase by United Auto pursuant to the Purchase Agreement shall be deemed a purchase by the Depositor pursuant to this Section 3.3 and the definition of Purchased Receivable.
SECTION 3.4.
Custody of Receivable Files»

.

(a)
In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement and the Purchase Agreement and simultaneously with the execution and delivery of this Agreement, the Indenture Trustee shall enter into the Custodian Agreement, pursuant to which the Indenture Trustee shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent and bailee of the Indenture Trustee as custodian of the following documents or instruments in its possession or control (the "Receivable Files") which shall be, with respect to each Receivable evidenced by a contract which constitutes "tangible chattel paper" (within the meaning of the UCC as in effect in the State of New York), delivered to the Custodian as agent and bailee of the Indenture Trustee on or before the Closing Date or with respect to each Receivable evidenced by an Electronic Contract, communicated (as described in Section 3.4(c)), to the E-Vault Provider on or before the Closing Date:

(i)
The fully executed original of the Contract or, with respect to Electronic Contracts, the Authoritative Copy of such Contract; and
(ii)
The Lien Certificate (when received), and otherwise such documents, if any, that United Auto keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of United Auto as first lienholder or secured party (including any Lien Certificate received by United Auto or the Depositor), or, if such Lien Certificate has not yet been received, a copy of the application, receipt or other evidence of title therefor, showing United Auto as secured party.
(b)
If the Indenture Trustee is acting as the Custodian pursuant to Section 9 of the Custodian Agreement, the Indenture Trustee shall be deemed to have assumed the obligations of the Custodian (except for any liabilities incurred by the predecessor Custodian) specified in the Custodian Agreement until such time as a successor Custodian has been appointed. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of a Responsible Officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Lockbox Account or the Collection Account pursuant to Section 4.2 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of a Responsible Officer of the Servicer and delivery to the Custodian of a receipt signed by such Responsible Officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.3, 4.2 or 4.7.
(c)
The parties agree that Electronic Contracts shall be "communicated" to the E-Vault Provider, as designated custodian of the Indenture Trustee, upon the transfer of the Authoritative Copy of such Electronic Contract to the UACC 2026-1 ABS Vault Partition and acceptance of the E-Vault Provider of such Authoritative Copy into the UACC 2026-1 ABS Vault Partition, and the E-Vault Provider shall thereafter maintain such Contract in the UACC 2026-1 ABS Vault Partition as within the meaning of Section 9-105(3) of the UCC for the purpose of the Indenture Trustee on behalf of the Noteholders exercising control over such Contracts pursuant to the terms of this Agreement and the Basic Documents.
(d)
The parties agree that United Auto, solely in its capacity as Custodian, may convert any Receivable that is "tangible chattel paper" (within the meaning of the UCC as in effect in the State of New York) to "electronic chattel paper" (within the meaning of the UCC as in effect in the State of New York) and may convert a Receivable that is "electronic chattel paper" (within the meaning of the UCC as in effect in the State of New York) to "tangible chattel paper" (within the meaning of the UCC as in effect in the State of New York).

ARTICLE IV

Administration and Servicing of Receivables
SECTION 4.1.
Duties of the Servicer and the Backup Servicer»

.

(a)
The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as United Auto is the Servicer, it shall substantially comply with Servicing Policies and Procedures. The Servicer's duties shall include collecting and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors and the IRS (including, without limitation, Forms 1098-VLI and any applicable successor forms), monitoring the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Indenture Trustee with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.
(b)
The Servicer, or if United Auto is no longer the Servicer, United Auto, at the request of the Servicer, shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements to the extent it is necessary to do so), the Dealer Assignments, and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments, and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority to do any and all things in connection with such managing, servicing, administration, collection and enforcement that it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Trust and the Indenture Trustee for performance of its duties and obligations hereunder. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in accordance with the Servicer's Servicing Policies and Procedures.

(c)
The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Indenture Trustee and the Owner Trustee, on behalf of the Issuer, shall, at the Servicer's sole expense, furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. The Servicer, at its expense, shall obtain on behalf of the Issuer all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer in connection with ownership of the Receivables and shall make all filings and pay all fees as may be required in connection therewith during the term of the Agreement.
(d)
As set forth in, and in accordance with, Section 9.3, in the event the Servicer is terminated or resigns, unless an entity other than the Backup Servicer is appointed as successor to the Servicer, the Backup Servicer shall be responsible for the Servicer's duties in this Agreement as if it were the Servicer; provided, that the Backup Servicer shall not be liable for the Servicer's breach of its obligations.
(e)
The Backup Servicer shall: (i) complete a data-mapping, and (ii) once per year, update or amend the data-mapping by effecting a data-map refresh upon receipt of written notice from the Servicer specifying updated or amended fields, if any, in (a) fields in the Monthly Tape or (b) fields confirmed in the original data-mapping referred to in clause (i) above. Each data-mapping shall be at the cost of the Servicer.
(f)
The Servicer shall furnish to a Responsible Officer of the Indenture Trustee as soon as reasonably practicable and in any event within two Business Days after any authorized officer of the Servicer obtains knowledge of, or receives a copy of (in the case of clause (iii)), which such notice the Indenture Trustee shall make available to the Noteholders: (i) the occurrence of any event of default or material breach by any party of its obligations under, or the termination of, the United Auto E-Vault Services Agreement, (ii) any changes to the E-Vault System or the UACC 2026-1 ABS Vault Partition made by the E-Vault Provider or the Custodian or (iii) copies of all notices received under the United Auto E-Vault Services Agreement.
(g)
The Servicer shall not, (i) except in accordance with Section 4.2, make (or permit to make) any change to the Authoritative Copy of any Electronic Contract, and (ii) except as otherwise contemplated by the Basic Documents, cause any Receivable which is an Electronic Contract to be removed from the UACC 2026-1 ABS Vault Partition.

SECTION 4.2.
Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements»

.

(a)
Consistent with the standards, policies and procedures required by this Agreement, the Servicer (i) shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto, and (ii) is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable. The Servicer shall allocate collections on or in respect of the Receivables between principal and interest in accordance with the Simple Interest Method and the standard of care required by Section 4.1.
(b)
The Servicer may grant extensions, rebates, deferrals, amendments, modifications or adjustments with respect to any Receivable in accordance with its Servicing Policies and Procedures; provided, however, that any such action by the Servicer is a Permitted Modification. If the Servicer grants a Permitted Modification that (i) extends a Receivable beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date or (ii) reduces the Amount Financed or APR with respect to any Receivable, it may repurchase such Receivable in the manner provided in Section 4.7. If the Servicer grants an extension, rebate, deferral, amendment, modification or adjustment with respect to any Receivable in accordance with its Servicing Policies and Procedures, but such action is not a Permitted Modification, the Servicer shall address such impermissible modification in such a manner as to allow the Trust to maintain its status as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code, which may include repurchasing such Receivable in the manner provided in Section 4.7.
(c)
The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (in addition to those modifications permitted by Section 4.2(b)), in accordance with its Servicing Policies and Procedures if the Servicer believes in good faith that such extension, modification or amendment (x) is necessary to avoid a default on such Receivable, (y) will maximize the amount to be received by the Trust with respect to such Receivable, and (z) is otherwise in the best interests of the Trust; provided, however, that:
(i)
the aggregate period of all extensions on a Receivable shall not exceed eight months;
(ii)
in no event may a Receivable be extended beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date; and

(iii)
the Servicer shall not make a modification described above that would trigger a purchase requirement for the sole purpose of enabling the Servicer to purchase a Receivable.

If the Servicer fails to comply with the provisions of Section 4.2(c), the Servicer shall be required to purchase each Receivable affected thereby for the related Purchase Amount as of the close of business on the last day of the Collection Period that includes the 30th day after the Servicer becomes aware of such failure, by making such deposit in the manner specified in Section 3.3.

(d)
For the avoidance of doubt, neither the Indenture Trustee nor the Backup Servicer shall have any obligation to approve or consent to, or monitor compliance of the Servicer with the satisfaction of the conditions related to, any such modification, waiver, amendment or deferral referred to herein.
(e)
The Servicer shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to one or more Lockbox Banks, acting as agent for the Trust pursuant to a Lockbox Agreement. The Servicer shall use its best efforts to notify or direct any Lockbox Bank to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Servicer will deposit all payments on the Receivables received directly by the Servicer into the Lockbox Account promptly and no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank.

Prior to the Closing Date, the Servicer shall have notified each Obligor to make its payments on such Receivables directly to the Lockbox Bank (except in the case of Obligors that have already been making such payments to the Lockbox Bank), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Lockbox Bank for deposit into the Lockbox Account. The Servicer will, not less often than every three months, notify those Obligors whose payments were not directed to the Lockbox Bank. If at any time, an Obligor's direct debit is rejected more than once, the Servicer shall notify such Obligor that it cannot make payment by direct debit for a period of six months and during such time must make payment to the Lockbox Bank by another method offered by the Servicer.

Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Trust, the Indenture Trustee and the Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof; provided, however, that the foregoing shall not apply to any Backup Servicer for so long as a Lockbox Bank is performing its obligations pursuant to the terms of a Lockbox Agreement.

In the event of the resignation or the termination of the Servicer, the successor Servicer shall either (x) assume all of the rights and obligations of the outgoing Servicer under the Lockbox

Agreement subject to the terms hereof or (y) terminate its participation in the Lockbox Agreement and either (i) direct Obligors to make payments directly to such successor Servicer or (ii) enter into a replacement Lockbox Agreement on substantially the same terms as the existing Lockbox Agreement (subject to the rights of the Indenture Trustee pursuant to Section 9.2). In the event that the successor Servicer assumes the outgoing Servicer's rights and obligations under the existing Lockbox Agreement, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Indenture Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect either (x) the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer or (y) the entry by the successor Servicer into a replacement Lockbox Agreement. In the event that the identity of the Lockbox Bank changes in connection with the entry by the successor Servicer into a replacement Lockbox Agreement, the outgoing Servicer, at its expense, shall cause the Lockbox Bank to deliver to the Indenture Trustee or a successor Lockbox Bank all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox established by the successor Servicer.

(f)
The Servicer shall remit all payments on or related to the Receivables directly by the Servicer to the Lockbox Bank as soon as practicable, but in no event later than the second Business Day after receipt thereof. The Servicer shall deposit such amounts into the Lockbox Account and transfer such amounts from the Lockbox Account to the Collection Account in accordance with Section 4.2(d).
(g)
United Auto shall not cause or permit the substitution of the Financed Vehicle relating to a Receivable unless the Financed Vehicle originally financed under the related Receivable was the subject of an order by a court of competent jurisdiction directing United Auto to substitute another vehicle under the related Receivable.
SECTION 4.3.
Realization upon Receivables»

.

(a)
Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it expects in its sole discretion, that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Lockbox Account (and remitted to the Collection Account pursuant to Section 4.2(e)) without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(e)) to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.
(b)
If the Servicer, or if United Auto is no longer the Servicer, United Auto at the request of the Servicer, elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer, or to United Auto at the request of the Servicer, of the rights under such Dealer Agreement or Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer or United Auto, as appropriate, may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Owner Trustee and/or the Indenture Trustee, at United Auto's expense, or the Depositor, at the Depositor's expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Depositor or of the Trust and the Owner Trustee and/or the Indenture Trustee for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer to the Lockbox Account as provided in Section 4.2(e).
SECTION 4.4.
Insurance»

.

(a)
The Servicer shall require, in accordance with the Servicing Policies and Procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph 26 of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with the Servicing Policies and Procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming United Auto and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the

Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 26 (including during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with the Servicing Policies and Procedures. The Servicer may maintain Collateral Insurance in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. The Servicer shall cause itself, and may cause the Indenture Trustee, to be named as named insured under all policies of Collateral Insurance. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer. The Servicer shall not obtain force-placed insurance in respect of the Receivables.
(b)
The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Indenture Trustee, at the Servicer's expense, or the Depositor, at the Depositor's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Indenture Trustee for the benefit of the Noteholders.
SECTION 4.5.
Maintenance of Security Interests in Vehicles»

.

(a)
Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Indenture Trustee shall have no obligation to monitor the security interest granted by the Obligors under the respective Receivables. The Indenture Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby acknowledges and agrees that the designation of United Auto as the secured party on the Lien Certificate is in its capacity as Servicer as agent of the Trust.
(b)
Upon the occurrence of a Servicer Termination Event, the Servicer shall take or cause to be taken such action as may, as set forth in the Opinion of Counsel delivered to the Indenture Trustee pursuant to Section 12.2(h), be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, as set forth in the Opinion of Counsel delivered to the Indenture Trustee, be necessary or prudent.

United Auto hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. In no event shall the successor Servicer be required to expend funds in connection with this Section 4.5 that will not otherwise be reimbursed to it. To the extent that United Auto fails to reimburse the successor Servicer for any such amounts, such expense shall be reimbursed pursuant to Sections 5.7(b)(i) and 5.7(b)(xv). United Auto hereby appoints any successor Servicer as its attorney-in-fact to take any and all steps required to be performed by United Auto pursuant to this Section 4.5(b) (it being understood that and agreed that the successor Servicer shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which United Auto has paid all expenses), including execution of Lien Certificates or any other documents in the name and stead of United Auto, and any successor Servicer hereby accepts such appointment.

SECTION 4.6.
Covenants, Representations, and Warranties of Servicer and United Auto»

. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Indenture Trustee relies in accepting the Receivables and on which the Indenture Trustee relies in authenticating the Notes.

(a)
The Servicer covenants as follows:
(i)
Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein.
(ii)
No Impairment. The Servicer shall do nothing to impair the rights of the Depositor, the Indenture Trustee, the Trust or the Noteholders in the Trust Property except as otherwise expressly provided herein.
(iii)
No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2.
(iv)
Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Indenture Trustee for the benefit of the Noteholders and the restrictions on transferability imposed by this Agreement or (B) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names United Auto or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Indenture Trustee, for the benefit of the Noteholders.

(v)
Schedule of Receivables. The Servicer shall on or before the Closing Date and at any time thereafter, upon the request of the Indenture Trustee, deliver to the Indenture Trustee a copy of the Schedule of Receivables.
(vi)
Changes in Servicing System. The Servicer shall promptly notify the Backup Servicer in writing of any material changes which the Servicer makes to its servicing systems and provide sufficient detail with respect thereto to the Backup Servicer as the Backup Servicer may require.
(b)
For so long as any Notes are Outstanding, United Auto represents, covenants and undertakes to the Issuer, the Indenture Trustee and the Owner Trustee, solely for the benefit of each Noteholder and, for the purposes of the EU Securitization Rules and U.K. Securitization Rules, each Affected Investor, as follows:
(i)
Regulation RR Risk Retention. On and after the Closing Date, to the extent required by Regulation RR, United Auto, as sponsor, (a) will cause the Depositor to retain an "eligible horizontal residual interest" in the Issuer of not less than 5% of the "fair value" of the Notes and other "ABS interests" (as such terms are used in Regulation RR) and (b) will not, and will not permit the Depositor to, sell, transfer or hedge that eligible horizontal residual interest, except as permitted by Regulation RR.
(ii)
EU Securitization Rules and U.K. Securitization Rules.
A.
United Auto will, as an "originator" (as such term is defined for purposes of each of the EU Securitization Rules and the U.K. Securitization Rules, each as in effect as of the Closing Date), and in accordance with paragraph (B) below, retain, continually and on an on-going basis, a material net economic interest (the "EU and U.K. Retained Interest") in the securitization transaction described in the Offering Memorandum, of not less than 5%, in the form of the retention of the first loss tranche or tranches in an amount equivalent to not less than 5% of the Aggregate Principal Balance of the Receivables, as provided in Article 6(3)(d) of the EU Securitization Regulation, SECN 5.2.8R(1)(d) of the FCA Rules and Article 6(3)(d) of Chapter 2 of the PRA Rules, each as in effect as of the Closing Date;
B.
United Auto will retain the EU and U.K. Retained Interest by means of (1) United Auto holding and retaining directly [***] of the equity interests in the Depositor and (2) the Depositor holding the Certificate, No. R-2, in an amount equivalent to not less than 5% of the Aggregate Principal Balance of the Receivables;
C.
United Auto directly owns [***] of the equity interests in the Depositor, and will not dispose of such interests;
D.
United Auto will not change, or permit to be changed, the form of the EU and U.K. Retained Interest while the Notes are Outstanding, except, where applicable, under exceptional circumstances in accordance with the EU Securitization Rules and the U.K. Securitization Rules;

E.
notwithstanding the arrangements described under "U.S. Credit Risk Retention" in the Offering Memorandum, neither the EU and U.K. Retained Interest nor United Auto's beneficial ownership interest in the Depositor will be subject to any credit risk mitigation or hedging, and neither United Auto nor the Depositor will sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from the EU and U.K. Retained Interest, except to the extent permitted under the EU Securitization Rules and the U.K. Securitization Rules;
F.
United Auto granted all the credits giving rise to the Receivables on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on a thorough assessment of each obligor's creditworthiness;
G.
United Auto will provide ongoing confirmation of its continued compliance with its obligations set out in clauses A through F above: (1) in or concurrently with the delivery of each Servicer's Certificate, and (2) to the Indenture Trustee (x) promptly following the occurrence of any Event of Default and (y) from time to time upon any request by any Noteholder in connection with any material change in the performance of the Receivables or the Notes or any breach of the Basic Documents; and any confirmation received by the Indenture Trustee under clause (2) of this paragraph shall be made available to Noteholders in accordance with Section 5.10(b) of this Agreement;
H.
United Auto will promptly notify the Indenture Trustee of any violation of United Auto's obligations set out in clauses A through F above or any change in the manner in which the EU and U.K. Retained Interest is held; and any such notification received by the Indenture Trustee shall be made available to Noteholders in accordance with Section 5.10(b) of this Agreement; and
I.
United Auto will provide (or cause the Servicer to provide), promptly after written request by any Affected Investor, from time to time, made directly or on behalf of such Affected Investor by the Indenture Trustee from time to time, such further information as any Affected Investor may reasonably request for purposes of (1) the EU Investor Requirements, or (2) the U.K. Investor Requirements, as applicable; provided that, and only to the extent that, such information is in the possession or control of United Auto or the Servicer and United Auto (or the Servicer) can provide such information without breaching applicable confidentiality laws or contractual obligations binding on them; and provided further that United Auto shall not be required to make available any EU Prescribed Reporting or U.K. Prescribed Reporting.
(ii)
Schedule of Representations. United Auto represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.
SECTION 4.7.
Purchase of Receivables Upon Breach of Covenant or Modification»

. Upon (a) the discovery by the Depositor, the Servicer or the Issuer, or (b) the receipt of written notice by or actual knowledge of a Responsible Officer of the Indenture Trustee or Backup Servicer, of (i) a breach of any of the covenants set forth in Sections 1, 2 or 3 of the Custodian Agreement or in Sections 4.5(a) or 4.6 or (ii) the Servicer grants a modification as described in Section 4.2(b), the party discovering or in receipt of notice of such breach or modification shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of United Auto under this Section. As of the second Accounting Date following (or, at United Auto's election, the first Accounting Date following) its discovery or receipt of notice of (x) any breach of any covenant set forth in Sections 1, 2 or 3 of the Custodian Agreement or Sections 4.5(a) or 4.6 which materially and adversely affects the interests of the Noteholders in any Receivable (including any Defaulted Receivable) or the related Financed Vehicle or (y) modification described in Section 4.2(b), United Auto (1) shall with respect to a breach described in clause (x) of this sentence, unless such breach shall have been cured in all material respects using commercially reasonable efforts, or (2) may with respect to a modification described in Section 4.2(b), purchase from the Trust the Receivable affected by such breach or modification and, on the related Determination Date, United Auto shall pay the related Purchase Amount; provided, that, upon the Depositor's, the Servicer's or the Issuer's discovery or receipt of such notice of a breach described in clause (x) above, United Auto shall promptly use commercially reasonable effort to cure such breach in all material respects. For any purchase due to a modification described in Section 4.2(b), such purchase shall be deemed to have occurred immediately before the modification, with the Purchase Amount determined as of that date and time. If United Auto fails to cause any such Receivable to be so purchased by remitting the related Purchase Amount to the Collection Account as required, United Auto shall promptly notify the Noteholders of such event and specify in such notice each Receivable that was not so repurchased as required. It is understood and agreed that the obligation of United Auto to purchase any Receivable (including any Defaulted Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against United Auto for such breach available to the Noteholders, the Owner Trustee, the Backup Servicer or the Indenture Trustee; provided, further, however, that United Auto shall indemnify the Trust, the Backup Servicer, the Owner Trustee, the Indenture Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, and including any reasonable legal fees, costs (including court costs), and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by a party pursuant to this paragraph of any indemnification or other obligation of United Auto, which may be asserted against or incurred by any of them as a result of claims arising out of the events or facts giving rise to such breach, and any legal fees, costs (including court costs), and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by the Indenture Trustee, the Owner Trustee or the Backup Servicer of any indemnification or other obligation of United Auto. In the event United Auto fails to provide such indemnity payments due pursuant to this paragraph to the Owner Trustee, Indenture Trustee or Backup Servicer, the Owner Trustee, Indenture Trustee and Backup Servicer shall collect such indemnities amounts pursuant to Section 7.2 of the Trust Agreement (with respect to the Owner Trustee), Section 5.7(b) hereof or Section 5.6 of the Indenture. Notwithstanding anything else herein to the contrary, none of the Owner Trustee, the Indenture Trustee or the Backup Servicer shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 4.7, the eligibility of any Receivable for purposes of this

Agreement or, except as provided in this Section, to enforce the repurchase obligations of United Auto, unless a Responsible Officer of the Indenture Trustee or the Backup Servicer, or a Responsible Officer (as such term is defined in the Trust Agreement) of the Owner Trustee, has received written notice of or has actual knowledge of such breach pursuant to the terms of the Basic Documents. For the avoidance of doubt, none of the Owner Trustee, the Indenture Trustee or the Backup Servicer shall be responsible for determining whether any breach of representations or warranty or document defect constitutes a breach or defect or the materiality thereof or any repurchase-related liabilities. This Section shall survive the termination or assignment of this Agreement and the earlier removal or resignation of United Auto, the Indenture Trustee and/or the Backup Servicer.

For the avoidance of doubt, United Auto does not intend to cause a breach of any of the covenants or grant any modifications described above that would trigger a purchase requirement for the sole purpose of enabling United Auto to purchase a Receivable.

SECTION 4.8.
Total Servicing Fee; Payment of Certain Expenses by Servicer»

. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period (together, the "Servicing Fee") pursuant to Section 5.7. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Noteholders and all other fees and expenses of the Owner Trustee, the Backup Servicer, any successor Custodian or the Indenture Trustee, except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of United Auto). The Servicer shall be liable for the fees and expenses of the Owner Trustee, the Backup Servicer, the Indenture Trustee, any successor Custodian, the Lockbox Bank (and any fees under the Lockbox Agreement) and the Independent Accountants to the extent such fees and expenses have not been paid or reimbursed pursuant to Section 5.7 on any Distribution Date. The Servicer may, in its sole discretion, elect to waive or defer the Base Servicing Fee or any Supplemental Servicing Fee on any given Distribution Date and subsequently collect such waived or deferred Base Servicing Fee or Supplemental Servicing Fee on any following Distribution Date pursuant to Section 5.7. Notwithstanding the foregoing, if the Servicer shall not be United Auto, a successor to United Auto as Servicer including the Backup Servicer permitted by Section 9.3, shall not be liable for taxes levied or assessed against the Trust (except as specifically set forth in Section 8.3(d)) or claims against the Trust in respect of indemnification, or the fees and expenses referred to above, and United Auto shall remain liable therefor.

SECTION 4.9.
Servicer's Certificate»

.

(a)
No later than noon Eastern time on each Determination Date, the Servicer shall deliver (facsimile or electronic delivery being acceptable) to the Indenture Trustee, the Owner Trustee, the Backup Servicer, and each Rating Agency a Servicer's Certificate executed by a Responsible Officer of the Servicer containing among other things: (i) all information necessary to enable the Indenture Trustee to make the distributions required by Sections 5.7(a), 5.7(b), 5.7(c), 5.7(d) and 5.7(e) hereof and Section 5.6 of the Indenture; (ii) a listing of all Purchased Receivables purchased by the Servicer as of the related Accounting Date, identifying the Receivables so purchased by the Servicer or sold by the Issuer, (iii) all information necessary to enable the Backup Servicer to perform its obligations under Section 4.13, (iv) confirmation of its continued compliance with its obligations set out in clauses A through F of Section 4.6(b)(ii) in accordance with Section 4.6(b)(ii)(G), and (v) all information necessary to enable the Indenture Trustee to send the statements to Noteholders required by Section 5.10. Receivables purchased by the Servicer or by the Depositor on the related Accounting Date and each Receivable which became a Defaulted Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).
(b)
The Servicer will deliver the disclosure required by Rule 4(c)(2)(i) of Regulation RR with the first Servicer's Certificate following the Closing Date.
SECTION 4.10.
Annual Statement as to Compliance, Notice of Servicer Termination Event»

.

(a)
The Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Backup Servicer and each Rating Agency, on or before April 30 of each year, beginning on April 30, 2027, an Officer's Certificate of the Servicer, dated as of December 31 of the previous calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement and the other Basic Documents has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement and the other Basic Documents throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, identifying each such failure known to such officer and the nature and status of such failure.
(b)
The Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Backup Servicer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 9.1(a). The Depositor or the Servicer shall deliver to the Indenture Trustee, the Owner Trustee, the Backup Servicer, the Servicer or the Depositor (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 9.1.
(c)
The Servicer will deliver to the Issuer, on or before April 30 of each year, beginning on April 30, 2027, a report regarding the Servicer's assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, consistent with the requirements of Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

SECTION 4.11.
Annual Independent Public Accountants' Reports.
(a)
The Servicer shall cause a firm of independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or its Affiliates, to deliver to the Indenture Trustee, the Owner Trustee and the Backup Servicer, on or before April 30 (or 90 days after the end of the Issuer's fiscal year, if other than December 31) of each year, beginning April 30, 2027, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(c), including disclosure of any material instance of non-compliance, consistent with the requirements of Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB.
(b)
In the event such Independent Accountants require the Indenture Trustee or the Backup Servicer to agree to the procedures to be performed by such firm in any of the reports required to be prepared pursuant to Section 4.11(a), the Servicer shall direct the Indenture Trustee and the Backup Servicer in writing to so agree; it being understood and agreed that the Indenture Trustee and the Backup Servicer will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and neither the Indenture Trustee nor the Backup Servicer will make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.
SECTION 4.12.
Access to Certain Documentation and Information Regarding Receivables»

. The Servicer shall provide to representatives of the Indenture Trustee, the Owner Trustee, and the Backup Servicer reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13.
Monthly Tape»

. No later than the second Business Day after each Distribution Date, the Servicer will deliver to the Backup Servicer an electronic file in a format acceptable to the Backup Servicer containing all information necessary to allow the Backup Servicer to perform the actions set forth in this Section 4.13 (the "Monthly Tape"). The Backup Servicer shall use such Monthly Tape to (i) confirm that such Monthly Tape is in readable form, and (ii) calculate and confirm against the Servicer's Certificate the number and aggregate Principal Balance of the Receivables that have been delinquent between 31 and 60 days, between 61 and 90 days, and 91 days or more and the Realized Loss with respect to the related Collection Period. The Backup Servicer shall use the Servicer's Certificate delivered on the related Determination Date to confirm the accuracy, based solely (except as otherwise noted below) on the information contained in such Servicer's Certificate, of: (A) the First Priority Principal Distributable Amount, Second Priority Principal Distributable Amount, Third Priority Principal Distributable Amount, Fourth Priority Principal Distributable Amount, Fifth Priority Principal Distributable Amount and the Regular Principal

Distributable Amount on the related Distribution Date based on the Total Available Funds pursuant to Section 5.7 for such Distribution Date, (B) the Noteholders' Interest Distributable Amount for each Class of Notes on the related Distribution Date and the Noteholders' Monthly Interest Distributable Amount for each Class of Notes on the related Distribution Date, (C) the Note Balance of each Class of Notes after giving effect to all distributions made pursuant to Section 5.7 on the related Distribution Date, (D) the Note Factor for each Class of Notes after giving effect to all distributions made pursuant to Section 5.7 on the related Distribution Date, (E) the Noteholders' Interest Carryover Amount for each Class of Notes on the related Distribution Date (for the purpose of calculating this amount the Backup Servicer may rely on the Servicer's Certificate related to the immediately preceding Distribution Date), and (F) the Servicing Fee for the related Collection Period. Notwithstanding the foregoing, if the Monthly Tape or the Servicer's Certificate does not contain sufficient information for the Backup Servicer to perform its obligations under this Section 4.13, the Backup Servicer shall promptly notify the Servicer of any additional information to be delivered by the Servicer to the Backup Servicer, and the Backup Servicer and the Servicer shall mutually agree upon the form thereof; provided, however, that the Backup Servicer shall not be liable for the performance of any obligation unable to be performed without such additional information until it is received from the Servicer. In the performance of its duties hereunder, the Backup Servicer shall be entitled to conclusively rely on the Servicer's Certificate or written notice with respect to the occurrence of any Default, Event of Default, Servicer Termination Event or other event which affects the verification obligations of the Backup Servicer, with no duty to independently verify the information therein or confirm whether any such event has occurred or otherwise make any determination with respect thereto. The Backup Servicer shall certify to the Indenture Trustee that it has verified the Servicer's Certificate in accordance with this Section and shall notify the Servicer and the Indenture Trustee of any discrepancies, in each case, on or before the fifth Business Day following the Distribution Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next succeeding Distribution Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the next succeeding Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the next succeeding Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the last day of the month after the month in which such Servicer's Certificate was delivered, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Indenture Trustee (acting at the written direction of the Majority Noteholders), deliver to the Backup Servicer or any successor Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and an electronic file containing as of the close of business on the date of demand all of the data maintained by the Servicer in electronic format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

ARTICLE V

Trust Accounts; Distributions; Statements to Noteholders
SECTION 5.1.
Establishment of Trust Accounts»

.

(a)
(i) The Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders or the Certificateholders, as applicable.

(ii) The Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders.

(iii) The Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders.

(iv) Computershare Trust Company, N.A., as Certificate Paying Agent on behalf of the Certificateholders, shall establish and maintain in its own name an Eligible Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificate Paying Agent on behalf of the Certificateholders.

(v) For the avoidance of doubt, any cash deposited in the Trust Accounts shall be held by a depository institution (initially Wells Fargo Bank N.A.) that satisfies the criteria set forth in clause (y) of the definition of Eligible Account, and any Eligible Investments made with funds from the Trust Accounts will be credited to an Eligible Account held by the corporate trust department of the Indenture Trustee satisfying clause (x) of Eligible Account.

(b)
Funds on deposit in the Collection Account, the Note Distribution Account, the Certificate Distribution Account and the Reserve Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or the Certificate Paying Agent in the case of the Certificate Distribution Account) (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments related to moneys deposited in the Collection Account, the Note Distribution Account and the Reserve Account shall be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders. All such Eligible Investments related to moneys deposited in the Certificate Distribution Account shall be held by or on behalf of the Certificate Paying Agent for the benefit of the Certificateholders. Funds on deposit in any Trust Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following

Distribution Date. All Eligible Investments will be held to maturity. Each institution at which the relevant Trust Account is maintained shall invest the funds therein as directed in writing by the Servicer in Eligible Investments. The Servicer will not direct (i) the Indenture Trustee to make any investment of any funds held in any of the Collection Account, the Note Distribution Account or the Reserve Account or (ii) the Certificate Paying Agent to make any investment of any funds held in the Certificate Distribution Account, in each case, unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee or the Certificate Paying Agent, as applicable, to make any such investment, if requested by the Indenture Trustee or the Certificate Paying Agent, as applicable, the Servicer shall deliver to the Indenture Trustee or the Certificate Paying Agent, as applicable, an Opinion of Counsel, acceptable to the Indenture Trustee or the Certificate Paying Agent, as applicable, to such effect. Notwithstanding anything to the contrary in the foregoing or elsewhere in this Agreement or in any other Basic Documents, neither the Servicer nor the Depositor (nor any agent of either the Servicer or the Depositor) shall be authorized or empowered to acquire any other investments, reinvest any proceeds of the Issuer, or engage in activities that would cause the Issuer to fail to qualify as a fixed investment trust described in Treasury Regulation Section 301.7701-4(c) that is treated as a grantor trust under subtitle A, chapter 1, subchapter J, part I, subpart E of the Code.
(c)
(i) All Investment Earnings of moneys deposited in each Trust Account (other than the Certificate Distribution Account), net of any losses resulting from such investments, shall be deposited (or caused to be deposited) in the Collection Account on each Distribution Date by the Indenture Trustee and applied as Available Funds on such Distribution Date, and any loss resulting from such investments shall be charged to the related Trust Account and (ii) all Investment Earnings of moneys deposited in the Certificate Distribution Account (if any), net of any losses resulting from such investments, shall be deposited (or caused to be deposited) in the Certificate Distribution Account on each Distribution Date by the Certificate Paying Agent and distributed to on such Distribution Date, and any loss resulting from such investments shall be charged to the Certificate Distribution Account.
(d)
Neither the Indenture Trustee nor the Certificate Paying Agent shall in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the failure of the Indenture Trustee or the Certificate Paying Agent, as applicable, to make an investment in accordance with instructions given in accordance with Section 5.1(b), the Indenture Trustee's or the Certificate Paying Agent’s negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Indenture Trustee or the Certificate Paying Agent, as applicable, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.
(e)
If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Trust Accounts to the Indenture Trustee by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and is continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or received from the Trust Property are being applied as if there had not been such a declaration; then the amounts on deposit in such funds shall remain uninvested.

(f)
(i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof for the benefit of the Noteholders and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. The Certificate Paying Agent shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof for the benefit of the Certificateholders and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts (other than the Certificate Distribution Account) shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Account, the Indenture Trustee or the Certificate Paying Agent, as applicable (or the Servicer on its behalf), shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts maintained in the name of the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account or the Reserve Account) or in the name of the Certificate Paying Agent (in the case of the Certificate Distribution Account), the Servicer shall notify the Indenture Trustee or the Certificate Paying Agent, as applicable, in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Account.
(i)
With respect to the Trust Account Property, each of the Issuer, Indenture Trustee and the Certificate Paying Agent agrees that:
A.
the Trust Accounts shall constitute "securities accounts" (as such term is defined in Section 8-501(a) of the UCC);
B.
any Trust Account Property that is held in deposit accounts (within the meaning of Section 9-102(a)(29) of the UCC) shall be held solely in the Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive dominion, custody and control (within the meaning of Section 8-106 of the UCC) of the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account and the Reserve Account) or the Certificate Paying Agent (in the case of the Certificate Distribution Account) and the Indenture Trustee or the Certificate Paying Agent, as applicable, shall have sole signature authority with respect thereto;
C.
the institution holding the Trust Account Property shall (a) treat the Indenture Trustee or the Certificate Paying Agent, as applicable, as such institution's sole "customer" (within the meaning of Section 9-104 of the UCC) with respect to the Trust Accounts and (b) comply with instructions from the Indenture Trustee or the Certificate Paying Agent, as applicable, without any consent by the Issuer or any other Person;
D.
any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee (in the case of the Collection Account, the

Note Distribution Account and the Reserve Account) or the Certificate Paying Agent (in the case of the Certificate Distribution Account) in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account and the Reserve Account), the Certificate Paying Agent (in the case of the Certificate Distribution Account) or a "securities intermediary" (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee or the Certificate Paying Agent, as applicable;
E.
the "securities intermediary's jurisdiction" for purposes of Section 8-110 of the UCC shall be the State of New York and the applicable laws in force in the State of New York is applicable to all issues specified in Article 2(1) of "The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary", ratified Sept. 28, 2016, S. Treaty Doc. No. 112-6 (2012) (the "Hague Securities Convention");
F.
any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account and the Reserve Account) or the Certificate Paying Agent (in the case of the Certificate Distribution Account), pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;
G.
any Trust Account Property that is an "uncertificated security" or a "security entitlement" under Article 8 of the UCC and that is not governed by clause (D) above shall be delivered to the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account and the Reserve Account) or the Certificate Paying Agent (in the case of the Certificate Distribution Account) in accordance with paragraph (c) or (d), if applicable, of the definition of "Delivery" and shall be maintained by the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account and the Reserve Account) or the Certificate Paying Agent (in the case of the Certificate Distribution Account), pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security (in the case of the Collection Account, the Note Distribution Account and the Reserve Account) or the Certificate Paying Agent’s (or its nominee’s) ownership of such security (in the case of the Certificate Distribution Account); and
H.
any cash that is Trust Account Property shall be considered a "financial asset" (within the meaning of Section 8-102(a)(9) of the UCC).
(ii)
The Indenture Trustee and the Certificate Paying Agent, as applicable, (x) each in its capacity as “securities intermediary”, agree to the following and (y) each agree that if the Indenture Trustee or the Certificate Paying Agent, as applicable, is not the customer or entitlement holder with respect to a Trust Account, it will cause each institution with which such Trust Account is established to agree substantially as follows:
A.
it will comply with all "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) with respect to all "securities entitlements" (as defined in Section 8-102(a)(17) of the UCC) related to such Trust Account issued by the Indenture Trustee or the Certificate Paying Agent, as applicable, without further consent by the Servicer;
B.
until termination of this Agreement, it will not enter into any other agreement related to such Account pursuant to which it agrees to comply with entitlement orders of any Person other than the Indenture Trustee;
C.
all Trust Account Property delivered or credited to it in connection with any Trust Account and all proceeds thereof will be promptly credited to such Trust Account;
D.
it will treat all Trust Account Property as financial assets; and
E.
all Trust Account Property will be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the institution maintaining the related Trust Account in accordance with such institution's customary procedures such that such institution establishes a security entitlement in favor of the Indenture Trustee or the Certificate Paying Agent, as applicable, with respect thereto over which the Indenture Trustee or the Certificate Paying Agent, as applicable, has Control.
(g)
The Servicer shall have the power to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Indenture Trustee to carry out their respective duties hereunder.
(h)
The Servicer acknowledges that upon its written request and at no additional cost, it has the right to receive notification after the completion of each purchase and sale of permitted investments or the Indenture Trustee's receipt of a broker's confirmation. The Servicer agrees that such notifications shall not be provided by the Indenture Trustee hereunder, and the Indenture Trustee shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement need be made available for any fund/account if no activity has occurred in such fund/account during such period.
(i)
Each of the Indenture Trustee and the Certificate Paying Agent acknowledge and agree that it has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any Person other than the parties hereto relating to any Trust Account, and in each case any funds held therein, pursuant to which it has agreed, or will agree, to comply with orders or instructions of any other such Person. The parties hereto agree that this Section 5.1 shall constitute an account agreement for the purposes of the UCC, including Section 8-501 thereof.
SECTION 5.2.
[Reserved]

.

SECTION 5.3.
Certain Reimbursements to the Servicer»

. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.7(b)(i) upon certification by the Servicer of such amounts and the provision of such information to the Indenture Trustee. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that were deposited in the Lockbox Account but that do not relate to principal and interest payments due on the Receivables.

SECTION 5.4.
Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:
(a)
With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected), shall be applied to interest and principal in accordance with the Simple Interest Method.
(b)
All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.7(b).
SECTION 5.5.
[Reserved]»

.

SECTION 5.6.
Additional Deposits»

.

(a)
The Servicer, the Seller and the Depositor, as applicable, shall deposit or cause to be deposited in the Collection Account on the Accounting Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables.
(b)
The proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 shall be deposited in the Collection Account.
SECTION 5.7.
Distributions»

.

(a)
[Reserved].

(b)
On each Distribution Date, the Indenture Trustee shall (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) apply or cause to be applied the sum of (x) the Available Funds (after withdrawing amounts deposited in error and Liquidation Proceeds relating to Purchased Receivables) for the related Collection Period and (y) the Reserve Account Withdrawal Amount for such Distribution Date (such sum, the "Total Available Funds") to distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefor, and in the following order of priority:
(i)
from the Total Available Funds, (a) pro rata, to the Servicer, (1) the Base Servicing Fee (unless otherwise waived or deferred by the Servicer in its sole discretion) for the related Collection Period, (2) any Supplemental Servicing Fee (unless otherwise waived or deferred by the Servicer in its sole discretion) for the related Collection Period, (3) any amounts specified in Section 5.3, (b) to United Auto, to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3, and to the extent not retained by the Servicer, any amounts paid by Obligors during the preceding Collection Period that did not relate to principal and interest payments due on the Receivables and (c) to any successor Servicer, transition fees not to exceed $[***] (including boarding fees) in the aggregate;
(ii)
from the Total Available Funds, pro rata, to each of the Lockbox Bank, the Indenture Trustee, the Backup Servicer, any successor Custodian and the Owner Trustee, their respective accrued and unpaid fees, expenses and indemnities, subject to an annual aggregate limit of expenses and indemnities of (a) $[***] in the case of the Indenture Trustee and the Backup Servicer, prior to the occurrence of an Event of Default, (b) $[***] in the case of the Owner Trustee, and (c) $[***] in aggregate in the case of the Lockbox Bank and any successor Custodian;
(iii)
from the Total Available Funds, to the Note Distribution Account, the Noteholders' Interest Distributable Amount for the Class A Notes for such Distribution Date for payment to the holders of the Class A Notes as provided in paragraph (c) below;
(iv)
from the Total Available Funds, to the Note Distribution Account, for distribution as provided in paragraph (d) below, the First Priority Principal Distributable Amount;
(v)
from the Total Available Funds, to the Note Distribution Account, the Noteholders' Interest Distributable Amount for the Class B Notes for such Distribution Date for payment to the holders of the Class B Notes as provided in paragraph (c) below;
(vi)
from the Total Available Funds, to the Note Distribution Account, for distribution as provided in paragraph (d) below, the Second Priority Principal Distributable Amount;
(vii)
from the Total Available Funds, to the Note Distribution Account, the Noteholders' Interest Distributable Amount for the Class C Notes for such Distribution Date for payment to the holders of the Class C Notes as provided in paragraph (c) below;

(viii)
from the Total Available Funds, to the Note Distribution Account, for distribution as provided in paragraph (d) below, the Third Priority Principal Distributable Amount;
(ix)
from the Total Available Funds, to the Note Distribution Account, the Noteholders' Interest Distributable Amount for the Class D Notes for such Distribution Date for payment to the holders of the Class D Notes as provided in paragraph (c) below;
(x)
from the Total Available Funds, to the Note Distribution Account, for distribution as provided in paragraph (d) below, the Fourth Priority Principal Distributable Amount;
(xi)
from the Total Available Funds, to the Note Distribution Account, the Noteholders' Interest Distributable Amount for the Class E Notes for such Distribution Date for payment to the holders of the Class E Notes as provided in paragraph (c) below;
(xii)
from the Total Available Funds, to the Note Distribution Account, for distribution as provided in paragraph (d) below, the Fifth Priority Principal Distributable Amount;
(xiii)
from the Total Available Funds, to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date;
(xiv)
from the Total Available Funds, to the Note Distribution Account, for distribution as provided in paragraph (d) below, the Regular Principal Distributable Amount;
(xv)
from the Total Available Funds, to each of the Indenture Trustee, the Owner Trustee, the Backup Servicer, the Lockbox Bank, any successor Custodian and the successor Servicer any fees, expenses and indemnities then due to such party that are in excess of the related cap or annual limitation specified in clauses (i) and (ii) above;
(xvi)
from the Total Available Funds, to the Servicer, any previously waived or deferred Base Servicing Fee or Supplemental Servicing Fee for a prior Collection Period; and
(xvii)
from the Total Available Funds, to the Certificate Distribution Account for distribution to the Certificateholders, pro rata, according to their Percentage Interests in accordance with the Trust Agreement, the aggregate amount remaining in the Collection Account.
(c)
On each Distribution Date, the Indenture Trustee shall withdraw from the Note Distribution Account and apply or cause to be applied the aggregate of the amounts described in clause (iii), (v), (vii), (ix) and (xi) of paragraph (b) above on that Distribution Date as follows:
(i)
to the Class A Noteholders, a payment in respect of interest in an amount equal to the amount deposited in the Note Distribution Account pursuant to clause (b)(iii) above;

(ii)
to the Class B Noteholders, a payment in respect of interest in an amount equal to the amount deposited in the Note Distribution Account pursuant to clause (b)(v) above;
(iii)
to the Class C Noteholders, a payment in respect of interest in an amount equal to the amount deposited in the Note Distribution Account pursuant to clause (b)(vii) above;
(iv)
to the Class D Noteholders, a payment in respect of interest in an amount equal to the amount deposited in the Note Distribution Account pursuant to clause (b)(ix) above; and
(v)
to the Class E Noteholders, a payment in respect of interest in an amount equal to the amount deposited in the Note Distribution Account pursuant to clause (b)(xi) above.
(d)
On each Distribution Date, the Indenture Trustee shall withdraw from the Note Distribution Account and apply or cause to be applied the aggregate of the amounts described in clause (iv), (vi), (viii), (x), (xii) and (xiv) of paragraph (b) above on that Distribution Date in the following order of priority:
(i)
to the Class A Noteholders in reduction of the remaining Note Balance of the Class A Notes, until the Note Balance thereof has been reduced to zero;
(ii)
to the Class B Noteholders in reduction of the remaining Note Balance of the Class B Notes, until the Note Balance thereof has been reduced to zero;
(iii)
to the Class C Noteholders in reduction of the remaining Note Balance of the Class C Notes, until the Note Balance thereof has been reduced to zero;
(iv)
to the Class D Noteholders in reduction of the remaining Note Balance of the Class D Notes, until the Note Balance thereof has been reduced to zero; and
(v)
to the Class E Noteholders in reduction of the remaining Note Balance of the Class E Notes, until the Note Balance thereof has been reduced to zero.

provided, however, that, following (A) the declaration of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture and acceleration of the Notes or (B) the receipt of Termination Proceeds pursuant to Section 10.1(b), amounts deposited in the Note Distribution Account (including any such Termination Proceeds) shall be paid to the Noteholders pursuant to Section 5.6 of the Indenture; provided, further, that, following the occurrence of an Event of Default pursuant to Section 5.1(iii) of the Indenture, payments on the Notes shall be made in the order and priority set forth in this Section 5.7, except that (x) following the occurrence of an Event of Default, the amounts distributed pursuant to clauses (i) and (ii) of Section 5.7(b) shall not be subject to caps or annual limits and (y) the amount of principal distributed pursuant to clause (xvii) of Section 5.7(b) shall also include all Available Funds until all Notes have been paid in full.

(e)
[Reserved].

(f)
In the event that any Trust Account is maintained with an institution other than the Indenture Trustee (in the case of the Collection Account, the Note Distribution Account and the Reserve Account) or the Certificate Paying Agent (in the case of the Certificate Distribution Account), the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to paragraphs (a), (b), (c), (d) and/or (e) of this Section 5.7, as applicable, on the related Distribution Date.
(g)
In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Trust (but such authorization shall not prevent the Indenture Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this clause (g). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses (including legal fees and expenses) incurred.
(h)
Distributions required to be made to Noteholders on any Distribution Date shall be made to each Noteholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Notes in the aggregate evidence a denomination of not less than $1,000,000 (other than with respect to Notes held in book-entry form) or (ii) check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the related Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.
(i)
Subject to Section 5.1 and this Section, monies received by the Indenture Trustee hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Indenture Trustee shall not be liable for any interest thereon.
(j)
Amounts properly received by the Certificateholders pursuant to this Agreement shall not be available to the Indenture Trustee or the Issuer for the purpose of making deposits to the Reserve Account, or making payments to the Noteholders, nor shall the Certificateholders be required to refund any amount properly received by them.

SECTION 5.8.
Reserve Account»

.

(a)
Reserve Account mechanics:
(i)
On the Closing Date, the Depositor shall deposit the Specified Reserve Balance into the Reserve Account. Amounts held from time to time in the Reserve Account shall be held by the Indenture Trustee for the benefit of the Noteholders.
(ii)
On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) (A) if the amount on deposit in the Reserve Account (without taking into account any amount on deposit in the Reserve Account representing net Investment Earnings) is less than the Specified Reserve Balance, in which case the Indenture Trustee shall, after payment of any amounts required to be distributed pursuant to clauses (i) through (xii) of Section 5.7(b), deposit in the Reserve Account the Reserve Account Deposit Amount pursuant to Section 5.7(b)(xiii), and (B) if the amount on deposit in the Reserve Account, after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date is greater than the Specified Reserve Balance, in which case the Indenture Trustee shall distribute the amount of such excess as part of Collected Funds on such Distribution Date.
(b)
On each Distribution Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date) to withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such amounts in the Collection Account to be included as Total Available Funds for that Distribution Date.
(c)
If, on any Distribution Date, the amount on deposit in the Reserve Account, together with Available Funds, is sufficient to pay the sum of (i) all amounts due pursuant to clauses (i), (ii) and (xv) of Section 5.7(b), (ii) the aggregate Noteholders' Interest Distributable Amount for all Classes of Notes and (iii) the aggregate Note Balance of all Classes of Notes, then the Servicer will instruct the Indenture Trustee to withdraw the full amount on deposit in the Reserve Account and to use such withdrawn amount, together with Available Funds, to make such payments, with any excess to be deposited into the Certificate Distribution Account for distribution to the Certificateholders.
(d)
Following (i) the occurrence of an Event of Default pursuant to Sections 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture or (ii) the receipt of Termination Proceeds pursuant to Section 10.1(b), all amounts on deposit in the Reserve Account shall be applied by the Indenture Trustee pursuant to the priorities set forth in Section 5.6 of the Indenture.
(e)
The Certificateholders will be entitled, pro rata, to any amounts not needed to make payments on the Notes and on all other obligations to be paid under the Indenture and this Agreement, and to receive amounts remaining in the Reserve Account following the payment in full of the Notes and of all other amounts owing or to be distributed under this Agreement or the Indenture or the Trust Agreement to the Noteholders, the Servicer, the Backup Servicer, the

Indenture Trustee, the Owner Trustee, any successor Custodian or the lockbox bank upon the termination of the Issuer.
SECTION 5.9.
[Reserved].
SECTION 5.10.
Statements to Noteholders»

.

(a)
On or prior to each Distribution Date, the Indenture Trustee shall make available to each Noteholder of record (with a copy to the Depositor who will deliver such statement to the Rating Agencies) a statement setting forth at least the following information as to the Notes to the extent applicable:
(i)
the amount of such distribution allocable to interest for each Class of Notes;
(ii)
the amount of such distribution allocable to principal of each Class of Notes, the First Priority Principal Distributable Amount, the Second Priority Principal Distributable Amount, the Third Priority Principal Distributable Amount, the Fourth Priority Principal Distributable Amount, the Fifth Priority Principal Distributable Amount and the Regular Principal Distributable Amount;
(iii)
the amount paid or distributed to the Certificateholders;
(iv)
the Note Balance and the Note Factor for each Class of Notes after giving effect to all payments to be made on such Distribution Date;
(v)
the Noteholders' Interest Carryover Amount for each Class of Notes and the change in that amount from the preceding Distribution Date;
(vi)
the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;
(vii)
the Pool Balance as of the close of business on the last day of the preceding Collection Period;
(viii)
the amount on deposit in the Reserve Account as of the close of business on the related Distribution Date;
(ix)
the aggregate amount of overcollateralization as of the close of business on such Distribution Date, after giving effect to all payments to be made on the related Distribution Date;
(x)
the amount of the aggregate Realized Losses, if any, for the preceding Collection Period as a dollar amount and as a percentage of the Original Pool Balance;
(xi)
the aggregate Purchase Amounts for Purchased Receivables;

(xii)
the amount of the distribution payable out of amounts withdrawn from the Reserve Account;
(xiii)
the number and percentage of Receivables that have been delinquent between 31 and 60 days, between 61 and 90 days, and 91 days or more; and
(xiv)
the number of all repossessed Financed Vehicles held in inventory.

Each amount set forth pursuant to paragraphs (i), (ii) and (iv) above shall be expressed as a dollar amount per $1,000 of the initial Note Balance of the Notes (or Class thereof).

(b)
The Indenture Trustee will (A) make available each month to each Noteholder the statements referred to in Section 5.10(a) (and certain other documents, reports and information regarding the Receivables provided by the Servicer from time to time), and (B) make available to Noteholders promptly following receipt by the Indenture Trustee any confirmation or notification received by it under Section 4.6(b)(ii), in each case via the Indenture Trustee's internet website, with the use of a password provided by the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents, reports and information regarding the Receivables provided by the Servicer or such confirmations or notifications. The Indenture Trustee's internet website shall be initially located at www.CTSLink.com or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The Indenture Trustee shall have the right to change the way the statements referred to in Section 5.10(a) are distributed in order to make such distribution more convenient and/or more accessible to the parties entitled to receive such statements, so long as such statements are only provided to the then current Noteholders. The Indenture Trustee shall provide notification of any such change to all parties entitled to receive such statements in the manner described in Section 12.3 hereof or Sections 11.4 or 11.5 of the Indenture, as appropriate. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.
ARTICLE VI

[Reserved]
ARTICLE VII

The Depositor
SECTION 7.1.
Representations of Depositor»

. The Depositor makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Indenture Trustee and Backup Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)
Schedule of Representations. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.
(b)
Organization and Good Standing. The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.
(c)
Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company, is in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Depositor's obligations hereunder and under the other Basic Documents to which the Depositor is a party.
(d)
Power and Authority. The Depositor has the power and authority to execute and deliver this Agreement and the other Basic Documents to which the Depositor is a party and to carry out its terms and their terms, respectively; the Depositor has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary company action.
(e)
Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Depositor and creditors of and purchasers from the Depositor; and this Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Depositor enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(f)
No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of formation or limited liability company agreement of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the Indenture, or violate any law, order, rule or regulation applicable to the Depositor of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties.
(g)
No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties (A) asserting the invalidity of this Agreement or any of the other Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Notes.
(h)
No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which the Depositor is a party which has not already been obtained.
(i)
True Sale. The Receivables are being transferred with the intention of removing them from the Depositor's estate pursuant to Section 541 of the Bankruptcy Code.
(j)
Chief Executive Office. The chief executive office of the Depositor is at 1071 Camelback, Suite 100, Newport Beach, California 92660.
(k)
Investment Company Act. Neither the Depositor nor the Issuer is an "investment company" nor a company "controlled by an investment company" within the meaning of the Investment Company Act without reliance solely on Sections 3(c)(1), 3(c)(5) or 3(c)(7) of the Investment Company Act.
(l)
Payment of Taxes. The Depositor has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due, except any taxes that it is contesting in good faith.
SECTION 7.2.
Limited Liability Company Existence»

.

(a)
During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b)
During the term of this Agreement, the Depositor shall observe the applicable legal requirements for the recognition of the Depositor as a legal entity separate and apart from its Affiliates, including as follows:
(i)
the Depositor shall maintain limited liability company records and books of account separate from those of its Affiliates;
(ii)
except as otherwise provided in this Agreement, the Depositor shall not commingle its assets and funds with those of its Affiliates and not hold itself out as being liable for the debts of another Person;
(iii)
the Depositor shall hold such appropriate meetings of its board of managers, or adopt resolutions pursuant to a unanimous written consent of the board of managers as are necessary to authorize all the Depositor's company actions required by law to be authorized by the board of managers, shall keep minutes of such meetings and of meetings of its member(s) and observe all other customary company formalities (and any successor Depositor not a limited liability company shall observe similar procedures in accordance with its governing documents and applicable law);
(iv)
the Depositor shall at all times hold itself out to the public under the Depositor's own name as a legal entity separate and distinct from its Affiliates, act solely in its limited liability company name and through its own managers and agents so as not to mislead others as to its identity or the identity of any Affiliate and correct any known misunderstanding regarding its separate identity, and conduct all its oral and written communications, including letters, invoices, contracts, statements and applications, solely in its own name, including, when applicable, the use of its own stationery;
(v)
all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis;
(vi)
the Depositor shall pay from its own assets all obligations, indebtedness and expenses of any kind incurred by the Depositor; and
(vii)
not create, incur or assume any indebtedness other than those contemplated by its Limited Liability Company Agreement.
SECTION 7.3.
Liability of Depositor; Indemnities»

. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

(a)
The Depositor shall indemnify, defend and hold harmless the Owner Trustee, the Issuer, the Indenture Trustee, the Backup Servicer and their respective officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions or activities contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees or other compensation paid to the Owner Trustee and the Indenture Trustee and except any taxes to which the Owner Trustee or the Indenture Trustee may otherwise be subject to, without regard to the transactions contemplated hereby), including any sales, gross receipts, general franchise, tangible or intangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same, and including any reasonable legal fees, costs, and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by a party pursuant to this paragraph of any indemnification or other obligation of the Depositor.
(b)
The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, and the Backup Servicer and the officers, directors, employees and agents thereof and the Noteholders from and against any loss, liability or expense (including reasonable attorneys' fees and including any reasonable legal fees, costs, and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by a party pursuant to this paragraph of any indemnification or other obligation of the Depositor) incurred by reason of (i) the Depositor's willful misconduct, bad faith or negligence in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party, and (ii) the Depositor's or the Issuer's violation of federal or State securities laws in connection with the offering and sale of the Notes.
(c)
The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, and the Backup Servicer and the officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and including any reasonable legal fees, costs, and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by a party pursuant to this paragraph of any indemnification or other obligation of the Depositor) arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misconduct, bad faith or negligence (except for errors in judgment) of the Owner Trustee, the Indenture Trustee, and the Backup Servicer, respectively. In the event the Depositor fails to provide such indemnity payments due pursuant to this paragraph to the Owner Trustee, Indenture Trustee or Backup Servicer, the Owner Trustee, Indenture Trustee and Backup Servicer shall collect such indemnity amounts pursuant to Section 7.2 of the Trust Agreement (with respect to the Owner Trustee), Section 5.7(b) hereof or Section 5.6 of the Indenture.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee, or the Backup Servicer and the termination or assignment of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation (including any legal fees, costs (including court costs), and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by the Indenture Trustee or Backup Servicer of any indemnification or other obligation of the Depositor). If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

SECTION 7.4.
Merger or Consolidation of, or Assumption of the Obligations of, Depositor»

. Any Person (a) into which the Depositor may be merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement and any other Basic Document to which it is a party, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Depositor shall have delivered to the Owner Trustee, the Backup Servicer and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Depositor shall have delivered notice to each Rating Agency with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee, the Backup Servicer and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

SECTION 7.5.
Depositor Not to Resign»

. Subject to the provisions of Section 7.4, the Depositor shall not resign from the obligations and duties hereby imposed on it as Depositor hereunder.

SECTION 7.6.
Limitation on Liability of Depositor and Others»

. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 7.7.
Ownership of the Certificates or Notes»

. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any other

Basic Document. Notes or Certificates so owned by the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by the Depositor or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting, request, demand, authorization, direction, notice, consent or waiver rights for any purpose set forth in the Basic Documents (unless all Notes of the affected Class or the Certificates at any time are owned by the Depositor or any Affiliate thereof).

ARTICLE VIII

The Servicer and the Backup Servicer
SECTION 8.1.
Representations of Servicer»

. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)
Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to service the Receivables and to enter into and perform its obligations under this Agreement and the other Basic Documents to which it is a party;
(b)
Due Qualification. The Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;
(c)
Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary corporate action;
(d)
Binding Obligation. This Agreement and the other Basic Documents to which the Servicer is party shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e)
No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents to which the Servicer is a party, and the fulfillment of the terms of this Agreement and the other Basic Documents to which the Servicer is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents to which it is a party, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;
(f)
No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Notes; and
(g)
No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Basic Documents to which it is a party which has not already been obtained.
SECTION 8.2.
Representations of Backup Servicer»

. The Backup Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)
Organization and Good Standing. The Backup Servicer has been duly organized and is validly existing as a national banking association and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement and each other Basic Document to which it is a party;
(b)
Due Qualification. The Backup Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement and each other Basic Document to which it is a party) requires or shall require such qualification;
(c)
Power and Authority. The Backup Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Backup Servicer's Basic Documents have been duly authorized by the Backup Servicer by all necessary corporate action;
(d)
Binding Obligation. This Agreement and the other Basic Documents to which it is a party shall constitute legal, valid and binding obligations of the Backup Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;
(e)
No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Basic Documents to which it is party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Backup Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Backup Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or any of its properties;
(f)
No Proceedings. There are no proceedings or investigations pending or, to the Backup Servicer's knowledge, threatened against the Backup Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Backup Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Notes; and
(g)
No Consents. The Backup Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

SECTION 8.3.
Liability of Servicer and Backup Servicer; Indemnities»

.

(a)
The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.
(b)
The Servicer shall defend, indemnify and hold harmless the Trust, the Indenture Trustee, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation (including any attorney's fees, costs, and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of the Servicer, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care) arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.
(c)
The Servicer (if United Auto is the Servicer) shall indemnify, defend and hold harmless the Trust, the Indenture Trustee, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement and the other Basic Documents to which it is a party, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including (i) any federal or other income taxes, including franchise taxes asserted with respect to, and as of the dates of, the sales of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes and (ii) any personal property taxes arising in connection with the sale of a repossessed Financed Vehicle, for which the Servicer is entitled to be reimbursed pursuant to Section 4.1) and costs and expenses in defending against the same (including any attorney's fees, costs, and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of the Servicer, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care).
(d)
The Servicer (if United Auto is not the Servicer) shall indemnify, defend and hold harmless the Trust, the Indenture Trustee, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities, including reasonable fees and expenses of counsel and expenses of litigation (including any attorney's fees, costs, and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of the Servicer, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care), to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Indenture Trustee, the Owner Trustee, the Backup Servicer or the Noteholders by reason of the breach of this Agreement or any other Basic Document to which it is a party by the Servicer, the negligence, misconduct, or bad faith of the Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.
(e)
United Auto shall indemnify, defend and hold harmless the Trust, the Indenture Trustee, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by the Servicer or the Depositor of federal or State securities laws in connection with the registration or the sale of the Notes, including reasonable fees and expenses of counsel (including any attorney's fees, costs, and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of United Auto, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care). This Section shall survive the termination of this Agreement, or the earlier removal or resignation of the Owner Trustee, the Indenture Trustee or the Backup Servicer.
(f)
The Backup Servicer shall defend, indemnify and hold harmless the Trust, the Indenture Trustee, the Owner Trustee, the Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities including reasonable fees and expenses of counsel (including any attorney's fees, costs, and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of the Backup Servicer, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care) to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Owner Trustee, the Indenture Trustee, the Servicer or the Noteholders by reason of, the negligence, willful misconduct or bad faith of the Backup Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.
(g)
United Auto shall indemnify the Indenture Trustee, the Owner Trustee, the Backup Servicer, and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense (including any attorney's fees, costs, and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of United Auto, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care), (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Indenture Trustee, the Owner Trustee or the Backup Servicer as a result of any such entity's willful misconduct, bad faith or negligence.

(h)
Indemnification under this Article shall include reasonable fees and expenses of counsel and expenses of litigation (including any attorney's fees, costs (including court costs), and expenses incurred in connection with (i) any enforcement (including any action, claim, or suit brought) by an indemnified party pursuant to this paragraph of any indemnification or other obligation of the Servicer or United Auto, any other party to the Basic Documents or any other Persons and (ii) a successful defense, in whole or in part, of any claim that the Owner Trustee, the Indenture Trustee or the Backup Servicer breached its standard of care). If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding anything contained herein to the contrary, any indemnification payable by the Servicer or United Auto to the Owner Trustee, the Backup Servicer or the Indenture Trustee, to the extent not paid by the Servicer or United Auto, as applicable, shall be paid solely from amounts available therefor pursuant to Section 7.2 of the Trust Agreement (with respect to the Owner Trustee), Section 5.7(b) of this Agreement or Section 5.6 of the Indenture.
(i)
When the Indenture Trustee or the Backup Servicer incurs expenses after the occurrence of a Servicer Termination Event specified in Section 9.1(d) or (e) with respect to the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.
(j)
The indemnification provisions set forth under this Section 8.3 shall survive the termination or assignment of this Agreement, or the earlier removal or resignation of the Owner Trustee, the Indenture Trustee or the Backup Servicer.
SECTION 8.4.
Merger or Consolidation of, or Assumption of the Obligations of the Servicer or Backup Servicer»

.

(a)
United Auto shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to United Auto's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of United Auto contained in this Agreement and the other Basic Documents. Any corporation (i) into which United Auto may be merged or consolidated, (ii) resulting from any merger or consolidation to which United Auto shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of United Auto, or (iv) succeeding to the business of United Auto, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of United Auto under this Agreement and the other Basic Documents and, whether or not such assumption agreement is executed, shall be the successor to United Auto under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release United Auto from any obligation. United Auto shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, Indenture Trustee, the Noteholders and each Rating Agency. Notwithstanding the foregoing, United Auto shall not merge or consolidate with any other Person or permit any other Person to become a successor to United Auto's business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 8.1 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) United Auto shall have delivered to the Owner Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) United Auto shall have delivered to the Owner Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.
(b)
The Backup Servicer may merge with any other corporation, banking association or other entity. Any corporation, banking association or other entity (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to all or substantially all of the corporate trust business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.
SECTION 8.5.
Limitation on Liability of Servicer, Backup Servicer and Others»

.

(a)
Neither United Auto, the Backup Servicer nor any of the directors or officers or employees or agents of United Auto or Backup Servicer shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement or the other Basic Documents to which it is a party, for any action taken or for refraining from the taking of any action pursuant thereto or thereto; provided, however, that this provision shall not protect United Auto, the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or any other Basic Document to which it is a party (in the case of United Auto) or willful misconduct, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided, further, that this provision shall not affect any liability to indemnify the Indenture Trustee and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Indenture Trustee and the Owner Trustee, in their individual capacities. United Auto, the Backup Servicer and any director, officer, employee or agent of United Auto or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.
(b)
The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any Computer Tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Owner Trustee, the Indenture Trustee, the Backup Servicer, the Depositor and the Noteholders shall look only to the Servicer to perform such obligations. The Backup Servicer, the Indenture Trustee, the Owner Trustee and the Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer (or contractual agents) or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party (other than its contractual agents), including the Servicer or the Majority Noteholders, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than its contractual agents), (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.
(c)
The parties expressly acknowledge and consent to [***], acting in the possible dual capacity of Backup Servicer or successor Servicer and in the capacity as Indenture Trustee. [***], may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles or other breach of duties to the extent that any such conflict or breach arises from the performance by [***], of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and the Noteholders except in the case of willful misconduct, bad faith or negligence by [***].
SECTION 8.6.
Delegation of Duties»

. The Servicer may delegate duties under this Agreement to an Affiliate of the Servicer without first obtaining the consent of any Person and any successor Servicer may delegate its duties under this Agreement to an Affiliate or any other entity without first obtaining the consent of any Person. The Servicer also may at any time perform through sub-contractors the specific duties of (a) repossession of Financed Vehicles, (b) tracking Financed Vehicles' insurance, (c) pursuing the collection of past due balances on certain Receivables and (d) pursuing the collection of deficiency balances on certain Defaulted Receivables, in each case, without the consent of the Indenture Trustee, the Owner Trustee or the Backup Servicer and may perform other specific duties through such sub-contractors in accordance with the Servicing Policies and Procedures, with the prior consent of the Indenture Trustee. No delegation or sub-contracting by the Servicer of its duties herein in the manner described in this Section 8.6 shall relieve the Servicer of its responsibility with respect to such duties. All compensation payable to a subservicer under a subservicing or sub-contracting agreement shall be payable by the Servicer from its servicing compensation or otherwise from its own funds.

SECTION 8.7.
Servicer and Backup Servicer Not to Resign»

. Subject to the provisions of Section 8.4, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that the performance of its duties under this Agreement is no longer permissible by law. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Indenture Trustee. No resignation of the Servicer shall become effective until the Backup Servicer or a Permitted Successor shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until a Permitted Successor shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that (i) in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section, the Backup Servicer may petition a court for its removal (with all reasonable fees, costs and expenses (including attorneys' fees and expenses) incurred in connection with such petition to be paid by the Issuer pursuant to Section 5.7(b) of this Agreement or Section 5.6 of the Indenture, as applicable, and to the extent not paid thereby, by the initial Servicer), and (ii) if [***] resigns as Indenture Trustee under the Indenture, it will no longer be the Backup Servicer.

SECTION 8.8.
Rights of the Backup Servicer.
(a)
Notwithstanding anything to the contrary herein or otherwise, under no circumstance will the Backup Servicer be liable for special, punitive, indirect, or consequential loss or damage of any kind whatsoever, whether or not foreseeable, or for any loss of business, goodwill, opportunity, or profit, whether arising directly or indirectly and whether or not foreseeable, even if the Backup Servicer has actual knowledge of or has been advised of the likelihood of such loss or damage and regardless of the form of action.
(b)
A Responsible Officer of the Backup Servicer shall not be imputed with any knowledge of, or information possessed or obtained by, another Responsible Officer of the Indenture Trustee or any other Affiliate, other business line or division of Computershare Trust Company, N.A. and vice versa.
(c)
Except to the extent expressly set forth in the Basic Documents, the Backup Servicer shall not be held responsible for the acts or omissions of the Depositor, Servicer, Issuer, Indenture Trustee, Owner Trustee, or any other party to the Basic Documents, and may assume performance of such parties absent written notice or actual knowledge of a Responsible Officer to the contrary.
(d)
No discretionary, permissive right, nor privilege of the Backup Servicer shall be deemed or construed as a duty or obligation. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations (including any implied duty to enforce another party’s obligations if the Transaction Documents have not assigned such responsibility to a party) shall be read into this Agreement against the Backup Servicer; and in the absence of bad faith on its part, the Backup Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to it and conforming to the requirements of this Agreement; however, the Backup Servicer shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Agreement.
(e)
The Backup Servicer shall be entitled to each protection, privilege or indemnity afforded to the Indenture Trustee under Sections 3.7, 6.1(c), 6.1(f), 6.1(i), 6.1(k), 6.2(a), 6.2(b), 6.2(c), 6.2(e), 6.2(g), 6.2(j), 6.2(l), 6.2(m), 6.2(n), 6.2(o) and 6.2(p) of the Indenture.
ARTICLE IX

Default
SECTION 9.1.
Servicer Termination Event»

. For purposes of this Agreement, each of the following shall constitute a "Servicer Termination Event":

(a)
Any failure by the Servicer to deliver to the Indenture Trustee for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Indenture Trustee, from holders of Notes representing at least [***]% of the Note Balance of the Controlling Class thereof, or after discovery of such failure by a Responsible Officer of the Servicer;
(b)
Failure by the Servicer to deliver to the Indenture Trustee the Servicer's Certificate by the first Business Day prior to the Distribution Date, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 8.4(a);
(c)
Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Noteholders, and (ii) continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee, by holders of Notes representing at least [***]% of the Note Balance of the Controlling Class thereof;
(d)
The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer, or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or State bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;
(e)
The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or State, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or
(f)
Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust or any Noteholders and, within 30 days after knowledge thereof by the Servicer or after written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Indenture Trustee, by holders of Notes representing at least [***]% of the Note Balance of the Controlling Class thereof, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

Notwithstanding the foregoing, Indenture Trustee (i) shall only give notice of such material breach to the Servicer in accordance with clauses (c) or (f) above pursuant to written direction from the holders of Notes evidencing at least [***]% of the Note Balance of the Controlling Class thereof and (ii) shall have no obligation to confirm the existence of such breach or to determine or verify its materiality.

SECTION 9.2.
Consequences of a Servicer Termination Event»

. If a Servicer Termination Event shall occur and be continuing, the Indenture Trustee may, or at the direction of the Majority Noteholders, shall, by notice given in writing to the Servicer (and to the Indenture Trustee if given by the Majority Noteholders) terminate all of the rights and obligations of the Servicer under this Agreement (except for rights and obligations under Section 11.1). On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Receivables or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Majority Noteholders, pursuant to Section 9.3); provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a Computer Tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Indenture Trustee (acting at the written direction of the Majority Noteholders), or if the successor Servicer so elects, the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with the first sentence of Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Indenture Trustee (acting at the written direction of the Majority Noteholders), at the successor Servicer's expense. The terminated Servicer shall grant the Indenture Trustee and the successor Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred by the Backup Servicer in connection with the transfer and assumption of servicing obligations hereunder from the Servicer to the Backup Servicer, as the successor Servicer, converting the Servicer's data to such party's computer system and amending this Agreement and the other Basic Documents to reflect such succession as Servicer pursuant to this Section shall be paid by the terminated Servicer promptly upon presentation of a written invoice setting forth reasonable transition expenses. In no event shall the Backup Servicer, if it becomes the successor Servicer, be responsible for any such transition expenses. If the terminated Servicer fails to pay the transition expenses, the transition expenses shall be payable pursuant to Section 5.7.

SECTION 9.3.
Appointment of Successor»

.

(a)
On and after the time the Servicer receives a notice of termination pursuant to Section 9.2 or upon the resignation of the Servicer pursuant to Section 8.7, the Backup Servicer (unless the Majority Noteholders shall have exercised its option pursuant to Section 9.3(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement and the other Basic Documents, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 9.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.
(b)
The Indenture Trustee (acting at the written direction of the Majority Noteholders) may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and shall have no liability to United Auto, the Depositor, the Person then serving as Backup Servicer, any Noteholders or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as successor Servicer pursuant to Section 9.3(a), then the Backup Servicer, the Indenture Trustee or the Majority Noteholders may petition a court of competent jurisdiction to appoint a Permitted Successor as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 8.7, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.2 or the resignation of the Servicer pursuant to Section 8.7. If upon the termination of the Servicer pursuant to Section 9.2 or the resignation of the Servicer pursuant to Section 8.7, the Majority Noteholders direct the Indenture Trustee to appoint a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder. In the event any successor Servicer is terminated pursuant to Section 9.2, the Indenture Trustee (acting at the written direction of the Majority Noteholders), shall appoint a Permitted Successor as successor Servicer or may petition a court of competent jurisdiction to appoint a Person that it determines is competent to perform the duties of the Servicer hereunder as successor Servicer. Pending appointment pursuant to the preceding sentence, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.
(c)
Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder or such other compensation as set forth herein. If any successor Servicer is appointed, including as a result of the Backup Servicer's refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Depositor and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer; provided, however, it being understood and agreed that the Depositor shall give prior notice to the Backup Servicer with respect to the appointment of such successor and the payment of additional compensation, if any. The Indenture Trustee shall have the right to agree to compensation of a successor Servicer in excess of that permitted to the Servicer hereunder with the consent of the Majority Noteholders. Notwithstanding anything herein to the contrary, in no event shall the Indenture Trustee be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.
(d)
Notwithstanding anything contained in this Agreement to the contrary, the successor Servicer is authorized to accept and rely on all of the accounting records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the "Predecessor Servicer Work Product") without any audit or other examination thereof, and the successor Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, "Errors") exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the successor Servicer making or continuing any Errors (collectively, "Continuing Errors"), the successor Servicer shall have no duty, responsibility, obligation or liability for such Continuing Errors; provided, however, that the successor Servicer agrees to use its best efforts to prevent further Continuing Errors. In the event that the successor Servicer has actual knowledge or has received written notice of Errors or Continuing Errors, it shall, with the prior consent of the Indenture Trustee (acting at the written direction of the Majority Noteholders), use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continuing Errors and to prevent future Continuing Errors. The successor Servicer shall be entitled to recover its costs thereby expended from funds available of such purpose in accordance with Section 5.7(b).
(e)
Any successor Servicer (including the Backup Servicer) shall have (i) no liability with respect to any obligation which was required to be performed by the predecessor Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the predecessor Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer, (iv) no obligation to pay any of the fees and expenses of any other party involved in this transaction and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer including the original Servicer. The indemnification obligations of the Backup Servicer upon becoming the successor Servicer are expressly limited to those instances of negligence, willful misconduct or bad faith of the Backup Servicer in its role as successor Servicer. Any successor Servicer appointed pursuant to this Section 9.3 (other than the Backup Servicer) must be a Permitted Successor.
SECTION 9.4.
Notification to Noteholders

. Upon any termination of, or appointment of a successor to, the Servicer or the Backup Servicer, the Indenture Trustee shall give prompt written notice thereof to each Noteholder and to the Seller (who shall promptly deliver such notice to the Rating Agencies).

SECTION 9.5.
Waiver of Past Defaults»

. The Majority Noteholders may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Basic Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

SECTION 9.6.
Backup Servicer Termination»

. Prior to an appointment as successor Servicer, the Indenture Trustee may, in its discretion, or shall, at the direction of the Majority Noteholders, (a) terminate all of the rights and obligations of the Backup Servicer under this Agreement in the event of a breach of any of the representations or warranties, covenants or obligations of the Backup Servicer contained in this Agreement or (b) in its sole discretion, without cause upon not less than 30 days' notice, terminate the rights and obligations of the Backup Servicer. The terminated Backup Servicer agrees to cooperate with any successor Backup Servicer appointed by the Indenture Trustee (acting at the written direction of the Majority Noteholders) in effecting the termination of the responsibilities and rights of the terminated Backup Servicer under this Agreement, including the delivery to the successor Backup Servicer of all documents, records and electronic information related to the Receivables in the possession of the Backup Servicer. Expenses incurred by the Backup Servicer in respect of the foregoing sentence shall be reimbursed from the funds available for such purpose in accordance with Section 5.7(b).

ARTICLE X

Termination
SECTION 10.1.
Optional Purchase of All Receivables»

.

(a)
Subject to Section 10.1(a) of the Indenture, on the last day of any Collection Period as of which the Pool Balance shall be less than or equal to [***]% of the Original Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, and interest then due and payable on the Notes. To exercise such option, the Servicer shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the amount necessary to pay the sum of any amounts owed by the Trust to the Servicer, the Indenture Trustee, the Backup Servicer, any successor Custodian, the Owner Trustee and the Lockbox Bank hereunder and under the Indenture and the full amount of principal and interest then due and payable on the Notes, plus the appraised value of any other property held by the Trust (such value to be determined by the Servicer, or if the Indenture Trustee has received written notice that there is a material error in the Servicer's calculation, by an appraiser mutually agreed upon by the Servicer and the Indenture Trustee), and shall succeed to all interests in and to the Trust. Notice of any such redemption will be given by the Servicer or the Issuer to the Rating Agencies, the Indenture Trustee and the Depositor no later than five days prior to the planned redemption date.
(b)
Upon any sale of the assets of the Trust pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Termination Proceeds") in the Collection Account.
(c)
Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Indenture Trustee, the Backup Servicer and each Rating Agency as soon as practicable after the Servicer has received notice thereof.
(d)
Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes and any other amounts due and owing to the Noteholders pursuant to the Basic Documents, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.
ARTICLE XI

Administrative Duties of the Servicer
SECTION 11.1.
Administrative Duties»

.

(a)
Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.17, 3.19, 5.1, 5.4, 7.1, 8.3, 9.2, 9.3 and 11.13 of the Indenture.
(b)
Duties with Respect to the Issuer.
(i)
In addition to the duties of the Servicer set forth in this Agreement or any of the other Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the other Basic Documents or under State and federal tax and securities laws (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the other Basic Documents, including pursuant to Sections 2.6, 2.10 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer. The Servicer shall monitor the activities of the Issuer to ensure the Issuer's compliance with Section 4.6 of the Trust Agreement and shall take all action necessary to ensure that the Issuer is operated in accordance with the provisions of such section.
(ii)
Notwithstanding anything in this Agreement or any of the other Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Certificateholder as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.
(iii)
Notwithstanding anything in this Agreement or the other Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer in accordance with Section 10.11 of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that once prepared by the Servicer, the Certificate Paying Agent shall retain responsibility for the distribution of any necessary Schedule K-1s, as applicable, to enable the Certificateholders to prepare their federal and State income tax returns.
(iv)
The Servicer shall perform the duties of the Servicer specified in Section 9.3 of the Trust Agreement required to be performed in connection with the appointment of a successor Owner Trustee, the duties of the Servicer specified in Section 10.11 of the Trust Agreement, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the other Basic Documents.
(v)
In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.
(c)
Tax Matters. The Servicer shall prepare and file, on behalf of the Depositor, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including forms 1099. All tax returns will be signed by the Depositor or the Servicer. In addition, the Servicer will supply to the Indenture Trustee, at the time and in the manner required by applicable Treasury Regulations, for further distribution to the requisite noteholders, and to the extent, required by applicable Treasury Regulations, information with respect to any original issue discount accruing on the Notes.
(d)
Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee (acting at the direction of the Certificateholders or Depositor, as applicable) and, with respect to items (i), (ii), (iii) and (iv) below, the Indenture Trustee shall not have withheld consent. For the purpose of the preceding sentence, "non-ministerial matters" shall include:
(i)
the amendment of or any supplement to the Indenture;
(ii)
the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);
(iii)
the amendment, change or modification of this Agreement or any of the other Basic Documents;
(iv)
the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and
(v)
the removal of the Indenture Trustee.

(e)
Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Trust Property pursuant to Section 5.4 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.
(f)
The Backup Servicer or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under this Section 11.1. Notwithstanding the foregoing or any other provision of this Agreement, United Auto shall continue to perform the obligations of the Servicer under this Section 11.1.
SECTION 11.2.
Records»

. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

SECTION 11.3.
Additional Information to be Furnished to the Issuer»

. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Sale and Servicing Agreement Collateral as the Issuer shall reasonably request.

ARTICLE XII

Miscellaneous Provisions
SECTION 12.1.
Amendment»

. This Agreement may be amended from time to time by the parties hereto, with ten days' prior notice of such amendment to the Rating Agencies (or such shorter period as shall be acceptable to the applicable Rating Agency) but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which may be inconsistent with any other provision in this Agreement or the Offering Memorandum, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder as evidenced by an Opinion of Counsel (which opinion shall be delivered by counsel that is not an employee of United Auto or its Affiliates) delivered to Owner Trustee and the Indenture Trustee.

This Agreement may also be amended from time to time by the parties hereto, and with the consent of the Majority Noteholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the Note Balance of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes of each Class affected thereby.

Promptly after the execution of any such amendment or consent, the Indenture Trustee shall furnish a copy of such amendment or consent to each Noteholder and the Seller (who shall deliver such notification to the Rating Agencies). The Indenture Trustee's and the Backup Servicer's reasonable costs and expenses related to any such amendment shall be paid by the Issuer.

It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee or the Owner Trustee, as applicable, may prescribe.

Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Indenture Trustee and the Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent have been met and the Opinion of Counsel referred to in Section 12.2(h)(i) has been delivered. The Owner Trustee, the Backup Servicer and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer's, the Owner Trustee's, the Backup Servicer's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

The Indenture Trustee and the Owner Trustee shall be entitled to recover any reasonable costs (including any reasonable attorneys' fees and expenses) incurred in connection with an amendment hereto.

Notwithstanding the first two paragraphs of this Section 12.1, this Agreement may only be amended by the Servicer and the Depositor if an Opinion of Counsel is delivered to the Indenture Trustee and the Owner Trustee providing that such amendment will not result in or cause the Issuer (or any part thereof) to be classified, for United States federal income tax purposes, as an association (or a publicly traded partnership) taxable as a corporation or as other than a fixed investment trust described in Treasury Regulation section 301.7701-4(c) that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

SECTION 12.2.
Protection of Title to Trust»

.

(a)
The Depositor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)
Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of 9-506 of the UCC, unless it shall have given the Owner Trustee, the Backup Servicer and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Depositor or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Indenture Trustee, stating either (i) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.
(c)
Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee, the Backup Servicer and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain (i) each office from which it shall service Receivables within the United States of America, and (ii) its principal executive office within the United States of America.
(d)
The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.
(e)
The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased or sold pursuant to this Agreement.
(f)
If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.
(g)
Upon request, the Servicer shall furnish to the Owner Trustee, the Backup Servicer or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the

Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.
(h)
The Servicer shall deliver to the Backup Servicer, the Owner Trustee and the Indenture Trustee:
(i)
promptly after the execution and delivery of this Agreement, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and
(ii)
no later than 120 days after the end of each calendar year, commencing with the calendar year ended December 31, 2026, an Opinion of Counsel, dated as of a date during such 120-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

SECTION 12.3.
Notices»

. All demands, notices and communications upon or to the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee, the Backup Servicer or the Rating Agencies (upon whom any demands, notices or communications shall be provided only by the Seller or the Servicer) under this Agreement shall be in writing, personally delivered, electronically delivered, mailed by certified mail, return receipt requested, federal express or similar overnight courier service, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor to United Auto Credit Financing LLC, c/o United Auto Credit Corporation, 1071 Camelback, Suite 100, Newport Beach, California 92660, Attention: Chief Financial Officer, or via electronic delivery to financing@unitedautocredit.net; (b) in the case of the Servicer to United Auto Credit Corporation, 1071 Camelback, Suite 100, Newport Beach, California 92660, Attention: Chief Financial Officer, or via electronic delivery to financing@unitedautocredit.net; (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, or via electronic delivery to cdtc@computershare.com; (d) in the case of the Indenture Trustee or the Backup Servicer, at the related Corporate Trust Office, or via electronic delivery to Mike.Oller@computershare.com; (e) in the case of DBRS, at 140 Broadway, 35th Floor, New York, New York 10005, Attention: ABS Surveillance, or via electronic delivery to abs_surveillance@dbrs.com; and (f) in the case of S&P Global Ratings, via electronic delivery to Servicer_reports@sandp.com, or, for any information not available in electronic format, to S&P Global Ratings, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: ABS Surveillance Group. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

SECTION 12.4.
Assignment»

. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owner Trustee, and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.4 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Owner Trustee, the Backup Servicer, the Indenture Trustee and the Majority Noteholders.

SECTION 12.5.
Limitations on Rights of Others»

. The provisions of this Agreement are solely for the benefit of the parties hereto, the Indenture Trustee, the Owner Trustee and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 12.6.
Severability»

. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.7.
Separate Counterparts»

. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 12.8.
Headings»

. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 12.9.
GOVERNING LAW»

. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE

OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES HERETO HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, LOCATED IN THE BOROUGH OF MANHATTAN, AND THE FEDERAL COURTS LOCATED WITHIN THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

SECTION 12.10.
Assignment to Indenture Trustee»

. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and the Other Conveyed Property and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

SECTION 12.11.
Nonpetition Covenants»

.

(a)
Notwithstanding any prior termination of this Agreement, the Servicer, the Depositor, the Backup Servicer and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and agrees that it will not join in a bankruptcy petition filed by others against the Issuer during the same period.
(b)
Notwithstanding any prior termination of this Agreement, the Servicer, the Issuer, the Backup Servicer and the Indenture Trustee shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Depositor, acquiesce to, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining an involuntary case against the Depositor under any federal or State bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor and agrees that it will not join in a bankruptcy petition filed by others against the Depositor during the same period.
SECTION 12.12.
Limitation of Liability of Owner Trustee and Indenture Trustee»

.

(a)
Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Computershare Delaware Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Computershare Delaware Trust Company, in its individual capacity or as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the Trust Agreement.
(b)
Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [***], not in its individual capacity but solely as Indenture Trustee and Backup Servicer and in no event shall [***], have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.
(c)
In no event shall [***], in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.
SECTION 12.13.
Concerning the Owner Trustee »

.

(a)
The Trust is a Delaware statutory trust and a separate legal entity under the Delaware Statutory Trust Act and pursuant to such act a trustee, when acting in such capacity, is not personally liable for any act, omission or obligation of a statutory trust. In furtherance thereof, the parties hereto are put on notice and hereby acknowledge and agree that (a) this Agreement is executed and delivered by Computershare Delaware Trust Company, not individually or personally but solely as Owner Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Owner Trustee or the Trust is made and intended not as personal representations, covenants, undertakings and agreements by Computershare Delaware Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Computershare Delaware Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein of the Owner Trustee or the Trust, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Computershare Delaware Trust Company has not verified or made any investigation as to the accuracy or completeness of any representations and warranties made by the Owner Trustee or the Trust or any other party in this Agreement and (e) under no circumstances shall Computershare Delaware Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or the Trust or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Owner Trustee or the Trust under this Agreement or any other related documents.
(b)
The Owner Trustee shall not be deemed to have actual knowledge or notice of any event or information, including any Event of Default, or be required to act upon any event or information (including the sending of any notice), unless a Responsible Officer of the Owner Trustee actually knows of such event or information or a Responsible Officer of the Owner Trustee receives written notice of such event or information. Absent actual knowledge of a Responsible Officer of the Owner Trustee or receipt of written notice by a Responsible Officer of the Owner Trustee in accordance with this Section, the Owner Trustee may conclusively assume that no such event has occurred. The Owner Trustee shall have no obligation to inquire into, or investigate as to, the occurrence of any such event (including any Event of Default). For purposes of determining the Owner Trustee's responsibility and liability hereunder, whenever reference is made in this Agreement to any event (including an Event of Default), such reference shall be construed to refer only to such event of which the Owner Trustee has received written notice or of which a Responsible Officer of the Owner Trustee has actual knowledge.
SECTION 12.14.
Indenture Trustee to Report Repurchase Demands due to Breaches of Representations and Warranties»

.

The Indenture Trustee will (i) notify the Servicer, United Auto and the Seller, as soon as practicable and in any event within five Business Days and in the manner set forth for providing notices hereunder, of all demands or requests communicated (in writing) to [***] (in any capacity) for the repurchase of any Receivable pursuant to Section 5.1 of the Purchase Agreement or Section 3.3 hereof, (ii) promptly upon request by the Servicer, United Auto or the Seller, provide to them any other information reasonably requested to facilitate compliance by them with Rule 15Ga-1 under the Exchange Act and Item 1104(e) of Regulation AB, and (iii) if requested by the Servicer, United Auto and the Seller, provide a written certification no later than 15 days following any calendar quarter or calendar year that [***] has not received any repurchase demands for such period, or if repurchase demands have been received during such period, that the Indenture Trustee has provided all the information reasonably requested under clause (ii) above with respect to such demands. In no event will the Indenture Trustee or the Issuer have any responsibility or liability in connection with any filing required to be made by a securitizer under the Exchange Act or Regulation AB.

SECTION 12.15.
Independence of the Servicer»

. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, and the Backup Servicer or the Owner Trustee

with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 12.16.
No Joint Venture»

. Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 12.17.
State Business Licenses»

. The Servicer or the Depositor shall prepare and instruct the Trust to file each State business license (and any renewal thereof) required to be filed under applicable State law without further consent or instruction from any other party, including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation.

SECTION 12.18.
AML Law.

The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Backup Servicer or the Indenture Trustee is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Backup Servicer or the Indenture Trustee. Each party hereby agrees that it shall provide the Backup Servicer or the Indenture Trustee with such identifying information and documentation as the Backup Servicer or the Indenture Trustee may request from time to time in order to enable the Backup Servicer or the Indenture Trustee to comply with all applicable requirements of AML Law.

SECTION 12.19.
Electronic Signatures »

. This Agreement shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, "Signature Law"), (ii) an original manual signature, or (iii) a faxed, scanned or photocopied manual signature. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of certificates when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

UNITED AUTO CREDIT SECURITIZATION TRUST 2026-1, as Issuer

By: COMPUTERSHARE Delaware Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer

By: /s/ [***]

Name:

Title:

UNITED AUTO CREDIT FINANCING LLC,

as Depositor

By: /s/ [***]

Name: [***]

Title: [***]

UNITED AUTO CREDIT CORPORATION,
as Servicer

By: /s/ [***]

Name: [***]

Title: [***]

[***],

not in its individual capacity but solely as Backup Servicer and Indenture Trustee

By: /s/ [***]

Name:

Title:

[Signature Page to Sale and Servicing Agreement]

ACKNOWLEDGED AND AGREED SOLELY WITH RESPECT TO SECTION 5.1:

[***],

not in its individual capacity but solely as Certificate Paying Agent

By: /s/ [***]

Name:

Title:

[Signature Page to Sale and Servicing Agreement]

SCHEDULE A

Schedule of Receivables

[On file with United Auto, the Indenture Trustee and Katten Muchin Rosenman LLP]

SCH-A-1

SCHEDULE B

Representations and Warranties of the Depositor and United Auto

1.
Characteristics of Receivables. Each Receivable (i) was originated (A) by United Auto, (B) by an Originating Affiliate and was validly assigned by such Originating Affiliate to United Auto or (C) by a Dealer and purchased by United Auto from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with United Auto and was validly assigned by such Dealer to United Auto pursuant to a Dealer Assignment, (ii) was originated by United Auto, such Originating Affiliate or such Dealer for the retail sale of a Financed Vehicle in the ordinary course of United Auto's, such Originating Affiliate's or the Dealer's business, in each case was originated in accordance with United Auto's credit policies and was fully and properly executed by the parties thereto, and United Auto, each Originating Affiliate and each Dealer had all necessary licenses and permits to originate Receivables in the State where United Auto, each such Originating Affiliate or each such Dealer was located, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (iv) is a Receivable which provides for level monthly payments (provided that the payment in the first monthly payment period and the payment in the final monthly payment period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (v) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File or the Servicer's electronic records relating thereto.
2.
No Fraud or Misrepresentation. Each Receivable was originated (i) by United Auto, (ii) by an Originating Affiliate and was assigned by the Originating Affiliate to United Auto or (iii) by a Dealer and was sold by the Dealer to United Auto, and was sold by United Auto to the Depositor, in each case, without any fraud or misrepresentation on the part of such Originating Affiliate, Dealer or United Auto.
3.
Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder (including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Consumer Financial Protection Bureau's Regulation "B" and "Z" (including amendments to the Federal Reserve's Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Servicemembers Civil Relief Act, each applicable State Motor Vehicle Retail Installment Sales Act, the Gramm-Leach-Bliley Act and State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.
4.
Origination. Each Receivable was originated in the United States of America.

SCH-B-1

5.
Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (i) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (ii) as such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.
6.
No Government Obligor. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.
7.
Obligor Bankruptcy. At the Cutoff Date no Obligor had been identified on the records of United Auto as being the subject of a current bankruptcy proceeding.
8.
Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.
9.
Marking Records. Each of United Auto and the Depositor has indicated in its files that the Receivables have been sold to the Trust pursuant to the Sale and Servicing Agreement and Granted to the Indenture Trustee pursuant to the Indenture. Further, United Auto has indicated in its computer files that the Receivables are owned by the Trust.
10.
Computer Tape. The Computer Tape made available by the Depositor to the Trust on the Closing Date was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.
11.
Adverse Selection. No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those receivables owned by the Depositor which met the selection criteria set forth in clauses (A) through (O) of number 28 of this Schedule B.
12.
Chattel Paper. The Receivables constitute either "tangible chattel paper" or "electronic chattel paper" within the meaning of the UCC as in effect in the State of New York.
13.
One Original. There is only one original executed copy (or with respect to Electronic Contracts, one Authoritative Copy) of each Contract. With respect to Electronic Contracts, each Authoritative Copy (i) is unique, identifiable and unalterable (other than with the participation of Custodian), and (ii) has been communicated to and is maintained by the E-Vault Provider as designated custodian of the Indenture Trustee.
14.
Non-Authoritative Copy Identification. With respect to Electronic Contracts, the Servicer or the Custodian has marked, or caused to be marked, all copies of each such Contract other than an Authoritative Copy with a watermark to the following effect: "View of Non- Authoritative Copy" or similar language.

SCH-B-2

15.
Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains a fully executed original (or with respect to Electronic Contracts, one Authoritative Copy) of the Contract, the Lien Certificate or a copy of the application therefor. Related documentation concerning the Receivable, including any documentation regarding modifications of the Contract, will be maintained electronically by the Servicer in accordance with the Servicing Policies and Procedures. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The Custodian will maintain the complete Receivable File for each Receivable, including with respect to each Receivable evidence by a Contract that constitutes "tangible chattel paper" (within the meaning of the UCC as in effect in the State of New York), a fully executed original of such Contract at one of its offices or the offices of one of its agents or sub-contractor within the United States. With respect to each Receivable evidenced by an Electronic Contract, one Authoritative Copy of such Electronic Contract is and will be maintained in the UACC 2026-1 ABS Vault Partition.
16.
Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File or the Servicer's electronic records.
17.
Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes.
18.
Good Title. Immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Depositor was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Depositor, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. The Depositor has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.
19.
Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of United Auto (or an Originating Affiliate which first priority security interest has been assigned to United Auto) in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the origination date of the related Receivable and will show, United Auto (or an Originating Affiliate) named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, United Auto or the related Originating Affiliate has applied for or received written evidence from the related Dealer that such Lien Certificate showing United Auto, an

SCH-B-3

Originating Affiliate or the Issuer, as applicable, as first lienholder has been applied for and the Originating Affiliate's security interest has been validly assigned by the Originating Affiliate to United Auto and United Auto's security interest (assigned by United Auto to the Depositor pursuant to the Purchase Agreement) has been validly assigned by the Depositor to the Trust pursuant to the Sale and Servicing Agreement. The Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Depositor. Immediately after the sale, transfer and assignment by the Depositor to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Indenture Trustee as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cutoff Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.
20.
All Filings Made. All filings (including UCC filings (including the filing by the Depositor of all appropriate financing statements in the proper filing office in the State of Delaware under applicable law in order to perfect the security interest in the Receivables granted to the Trust hereunder)) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust and the Indenture Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.
21.
Required Legend. The Receivables which are Electronic Contracts are in the UACC 2026-1 ABS Vault Partition and contain the Required Legend. The Electronic Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than United Auto, as Custodian, on behalf of the Indenture Trustee for the benefit of the Noteholders, as secured party.
22.
No Impairment. The Depositor has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of the Trust, the Indenture Trustee and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Trust pursuant to this Agreement and except any other security interests that have been fully released and discharged as of the Closing Date, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.
23.
Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the owner thereof with respect to such Receivable.

SCH-B-4

24.
No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.
25.
No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date, no Financed Vehicle had been repossessed.
26.
Insurance. At the time of an origination of a Receivable by United Auto, an Originating Affiliate or a Dealer, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy in accordance with the Servicing Policies and Procedures. No Financed Vehicle is insured under a policy of force-placed insurance on the Cutoff Date.
27.
Remaining Principal Balance. At the Cutoff Date, the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.
28.
Certain Characteristics of the Receivables.
A.
Each Receivable had a remaining maturity as of the Cutoff Date of not more than [***]months.
B.
Each Receivable had an original maturity as of the Cutoff Date of not more than [***]months.
C.
Each Receivable had a remaining Principal Balance as of the Cutoff Date of at least $[***] and not more than $[***].
D.
Each Receivable had an Annual Percentage Rate as of the Cutoff Date of at least [***]% and not more than [***]%.
E.
No Receivable was more than 30 days past due as of the Cutoff Date.
F.
No funds had been advanced by United Auto, any Originating Affiliate, any Dealer or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (E) above.
G.
Each Obligor had a billing address in the United States of America as of the date of origination of the related Receivable, is a natural person and is not an Affiliate of any party to the Basic Documents.
H.
Each Receivable is denominated in, and each Contract provides for payment in, United States dollars.

SCH-B-5

I.
Each Receivable is identified on the Servicer's master servicing records as a motor vehicle retail installment sales contract.
J.
Each Receivable arose under a Contract that is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including its right to review the Contract.
K.
Each Receivable arose under a Contract with respect to which United Auto has performed all obligations required to be performed by it thereunder, and, in the event such Contract is a motor vehicle retail installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred.
L.
Each Receivable constitutes "tangible chattel paper" or "electronic chattel paper" within the meaning of the UCC as in effect in the State of New York.
M.
No automobile related to a Receivable was held in repossession inventory as of the Cutoff Date.
N.
No Obligor was in bankruptcy as of the Cutoff Date.
O.
Neither United Auto nor the Depositor shall select the motor vehicle retail installment sales contract in a manner that either of them believes will be adverse to the interests of the Noteholders.
29.
Interest Calculation. Each Contract provides for the calculation of interest payable thereunder under the "simple interest" method.
30.
Lockbox Account. Each Obligor has been, or will be, directed to make all payments on their related Receivable to the Lockbox Account.
31.
Prepayment. Each Receivable allows for prepayment and partial prepayments without penalty and requires that a prepayment by the related Obligor will fully pay the principal balance and accrued interest through the date of prepayment based on the Receivable's Annual Percentage Rate.
32.
Transfer. Each Receivable prohibits the sale or transfer of the Financed Vehicle without the consent of the Depositor.
33.
Lien Enforcement. Each Receivable provides for enforcement of the lien or the clear legal right of repossession, as applicable, on the Financed Vehicle securing such Receivable.
34.
Offering Memorandum Description. Each Receivable conforms, and all Receivables in the aggregate conform, in all material respects to the description thereof set forth in the Offering Memorandum.
35.
Risk of Loss. Each Contract contains provisions requiring the Obligor to assume all risk of loss or malfunction on the related Financed Vehicle, requiring the Obligor to pay all sales,

SCH-B-6

use, property, excise and other similar taxes imposed on or with respect to the Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor's right of quiet enjoyment.
36.
Leasing Business. To the best of the Depositor's and the Servicer's knowledge, as appropriate, no Obligor is a Person involved in the business of leasing or selling equipment of a type similar to the Obligor's related Financed Vehicle.
37.
Consumer Leases. No Receivable constitutes a "consumer lease" under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.
38.
Perfection. The Depositor has taken all steps necessary to perfect United Auto's security interest against the related Obligors in the property securing the Receivables and will take all necessary steps on behalf of the Trust to maintain the Trust's perfection of the security interest created by each Receivable in the related Financed Vehicle.

SCH-B-7

EXHIBIT A

Form of Servicer's Certificate

[ELECTRONIC COPY DELIVERED TO INDENTURE TRUSTEE]

A-1